    As filed with the Securities and Exchange Commission on February 28, 2001
                                                      Registration Nos. 33-22884
                                                                        811-5577
 -------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. |_|


                       Post-Effective Amendment No. 32 |X|


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|


                              Amendment No. 34 |X|
                         -------------------------------


                             The Glenmede Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-442-8299

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|X| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on (date) pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(i)
|_| on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          Title of Securities Being Registered: Shares of Common Stock

 -------------------------------------------------------------------------------

                             THE GLENMEDE FUND, INC.

                                   Prospectus

                                February 28, 2001

                      Small Capitalization Value Portfolio
                             (Institutional Shares)

                               Investment Advisor
                             Glenmede Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                                           TABLE OF CONTENTS
RISK/RETURN SUMMARY..............................................................................................3

INVESTMENTS......................................................................................................7

PRICE OF PORTFOLIO SHARES........................................................................................8

PURCHASE OF SHARES...............................................................................................8

REDEMPTION OF SHARES.............................................................................................9

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES OF THE PORTFOLIO.................................9

DIVIDENDS AND DISTRIBUTIONS......................................................................................9

TAXES...........................................................................................................10

MANAGEMENT OF THE PORTFOLIO.....................................................................................11

GENERAL INFORMATION.............................................................................................12

FINANCIAL HIGHLIGHTS............................................................................................13

                               RISK/RETURN SUMMARY

--------------------------------------------------------------------------------
                                Important Concept

Market capitalization is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares outstanding.

--------------------------------------------------------------------------------

Investment Objective                 Long-term capital appreciation consistent
                                     with reasonable risk to principal

Principal Investment Strategies      The Portfolio invests primarily in equity
                                     securities, such as common stocks and
                                     preferred stocks, of U.S. companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell
                                     2000 Index and that the Advisor believes are undervalued.

                                     Stocks appear to the Advisor to be
                                     undervalued by the stock market when the Advisor believes the stock price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

                                     In selecting securities to buy and sell, the Advisor examines the earnings and dividend-paying ability of a company, divided by the market value of the security and may also consider price-to-earnings ratios, price-to-cash flow ratios, price-to-book ratios, reinvestment rates, dividend yields, expected growth rates and balance sheet quality.

Principal Risks of                   Stocks may decline over short or even
Investing                            extended periods of time. Equity markets
                                     tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease.
                                     Therefore, you could lose money by
                                     investing in the Portfolio.

                                     Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

                                     The Portfolio is subject to the risk that the stocks of smaller and newer issuers can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

                                     The strategy that the Advisor uses may fail to produce the intended result.

                                     An investment in the Portfolio is not a
                                     bank deposit and is not insured or
                                     guaranteed by the Federal Deposit Insurance
                                     Corporation or any other government agency.

Who may want to                      The Portfolio may be appropriate for you if
  invest in the Portfolio            you want your capital to grow over the long
                                     term, are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Bar Chart and                        The bar chart and table below show the
  Performance Table                  annual total returns, long-term performance
                                     of the Portfolio's Institutional Shares and provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table shows how the average annual total returns for one year and the life of the Portfolio's
                                     Institutional Shares compare to those of selected market indices. The bar chart and performance table assume reinvestment of dividends and distributions. The
                                     Portfolio's past performance does not
                                     necessarily indicate how it will perform in the future.

Small Capitalization Value Portfolio (Institutional Shares)

           1998                            -13.26%
           1999                              1.65%
           2000                             15.44%

         During the periods shown in the bar chart, the highest quarterly return was 16.34% (for the quarter ended June 30, 1999 and the lowest quarterly return was -20.22% (for the quarter ended September 30, 1998).

---------------------------------------------

o  The S&P 500 Stock Index is an unmanaged
   index comprised of 500 widely held common stocks listed on the New York Stock
   Exchange, the American Stock Exchange and
   NASDAQ.

o  The Russell 2000 Stock Index is an
   unmanaged market capitalization weighted total return index which is comprised of the 2000 smallest of the 3000 largest U.S.
   companies, based on market capitalization.

o  The Lipper Small Capitalization Value
   Index is comprised of the 30 largest funds
   in the Lipper Small Capitalization Value
   Average. This Average consists of funds
   that invest primarily in companies with
   market capitalizations of less than
   $1 billion at the time of purchase.
---------------------------------------------

The Portfolio's Average Annual
Total Returns for the Periods Ended
December 31, 2000

------------------------------------------------------------
                                                     Since
                                         Past 1    January 2,
                                          Year       1998
------------------------------------------------------------
Small Capitalization Value
Portfolio
(Institutional Shares)                   15.44%       0.54%
------------------------------------------------------------

S&P 500 Stock Index(1)                  (9.10)%      12.10%
------------------------------------------------------------

Russell 2000 Stock Index                (3.02)%       4.70%
------------------------------------------------------------

Lipper Small Capitalization Value        16.10%       3.34%
Index (2)
------------------------------------------------------------
(1) Returns are based on monthly reinvestment of distributions.

(2) As of 12/31/97.

Fees and Expenses of the Portfolio   This table describes the fees and expenses
                                     that you may pay if you buy and hold shares of the Portfolio.

--------------------------------------------------------------
                                       Small Capitalization
                                         Value Portfolio1
                                     (Institutional Shares)
--------------------------------------------------------------
Shareholder Fees (fees paid
directly from your investment)
--------------------------------------------------------------
Maximum Account Fee (annual
percentage of assets under
management)*.......................           1.00%**
--------------------------------------------------------------
Annual Portfolio Operating Expenses
(expenses that are deducted from
Portfolio assets)
--------------------------------------------------------------
Management Fees....................            .55%
                                              ----
--------------------------------------------------------------
Other Expenses.....................            .15%
--------------------------------------------------------------
Total Annual Portfolio
Operating Expenses.................            .70%
                                              =====
--------------------------------------------------------------

* Investors in the Portfolio may be clients of The Glenmede Trust Company ("Glenmede Trust") or its affiliated companies ("Affiliates"). The "Maximum Account Fee" in the above table is the current maximum annual fee that Glenmede Trust or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolio. See "Purchase of Shares."

** Glenmede Trust and Affiliates currently intend to exclude the portion of their clients' assets invested in the Portfolio when calculating Client Fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 Year       3 Years      5 Years       10 Years
                                                              ------       -------      -------       --------
Small Capitalization Value Portfolio
  (Institutional Shares)................................       $72           $224         $390         $871

                                   INVESTMENTS

Objective and Principal Strategies

         To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objective and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.

         The Portfolio's investment objective may be changed by the Board members without shareholder approval.

         The objective of the Portfolio is to provide long-term capital appreciation consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities, such as common stocks and preferred stocks, of primarily U.S. companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Index and that the Advisor believes are undervalued. (This amount was $4.7 billion as of January 31, 2001.) To evaluate securities for purchase or sale, the Advisor examines the earnings and dividend-paying ability of companies and divides these characteristics by the market value of the underlying equity securities. In addition, the Advisor may consider price-to-earnings ratios, price-to-cash flow ratios, price-to-book ratios, reinvestment rates, dividend yields, expected growth rates and balance sheet quality.

         Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.

         The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, various short-term instruments, such as money market instruments and government bonds. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective.

Risks

         The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.

Selection of Investments

         The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

         This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities it may select for investment. The Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

                            PRICE OF PORTFOLIO SHARES

         The price of shares issued by the Portfolio is based on its net asset value ("NAV"). The Portfolio's NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

         Marketable equity securities are priced at market value. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors of The Glenmede Fund, Inc. (the "Glenmede Fund").

                               PURCHASE OF SHARES

         Institutional shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Glenmede Fund's transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for Institutional Shares of the Portfolio is $10,000,000 or any lesser amount if, in the Advisor's opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $10,000,000. There is no minimum for subsequent investments. The Portfolio reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed the Glenmede Fund that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the

Portfolio are the same as those for the Glenmede Fund. Other Institutions may have such requirements. If you wish to purchase shares in the Portfolio, you should contact the Advisor by telephone or facsimile or contact your Institution.

         Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio through the Advisor.

         Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

         You may redeem Institutional Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the Glenmede Fund's transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact the Advisor by telephone or facsimile or contact your Institution.

         You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

         Redemption proceeds are normally paid in cash, although the Glenmede Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

            ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
                            SHARES OF THE PORTFOLIO

         The Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to the Glenmede Fund's transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.

                           DIVIDENDS AND DISTRIBUTIONS

         The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

         The Portfolio normally distributes any realized net capital gains at least once a year.

                                      TAXES

Federal Taxes

         The Portfolio contemplates declaring, as dividends each year, all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

         If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from U.S.

domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

State and Local Taxes

         You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Portfolio's distributions, if any, that are attributable to interest on federal securities.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U. S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                           MANAGEMENT OF THE PORTFOLIO

Investment Advisor

         Glenmede Advisers, Inc. (the "Advisor") with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a newly formed, wholly-owned subsidiary of Glenmede Trust, became the investment advisor to the Portfolio on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor has assumed all rights and obligations of Glenmede Trust under the Portfolio's Investment Advisory Agreement, and Glenmede Trust has guaranteed all obligations incurred by Advisor in connection with that agreement. At December 31, 2000, Glenmede Fund and Glenmede Portfolios were the Advisor's only accounts.

         Under an Investment Advisory Agreement with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sale orders.

         For the fiscal year ended October 31, 2000, the Portfolio paid a management fee to the Advisor and its predecessor, Glenmede Trust (until September 1, 2000), at an annual rate of .55% of the Portfolio's average daily net assets. Shareholders in Glenmede Fund who are clients of the Glenmede Trust, or an Affiliate, pay fees which vary, depending on the capacity in which the Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

         Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Portfolio. Mr. Mancuso has been primarily responsible for the management of the Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor and Glenmede Trust as a portfolio manager since November 1992.

                               GENERAL INFORMATION

         If you have any questions regarding the Portfolio contact Glenmede Fund at the address or telephone number stated on the back cover page.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Portfolio's financial performance since it commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.

                      Small Capitalization Value Portfolio
                             Institutional Shares(4)
                (For a share outstanding throughout each period)

                                                                                                             For the Period
                                                                   Year Ended October 31,                  January 2, 1998(1)
                                                                                                                Through
                                                                   2000                   1999              October 31, 1998
                                                             ----------------       -----------------      ------------------
Net asset value, beginning of period......................       $ 15.01                $ 15.29                 $ 19.33
                                                                 -------                -------                 -------

Income from investment operations:
  Net investment income...................................          0.14                   0.23                    0.15
  Net realized and unrealized gain (loss)
  on investments..........................................          3.06                  (0.24)                  (3.94)
                                                                 -------                -------                 -------

Total from investment operations..........................          3.20                  (0.01)                  (3.79)
                                                                 -------                -------                 -------

Less Distributions from:
  Net investment income...................................         (0.13)                 (0.27)                  (0.13)
                                                                 -------                -------                 -------
  Net realized capital gains..............................         (1.07)                    --                   (0.12)
                                                                 -------                -------                 -------

Total distributions.......................................         (1.20)                 (0.27)                  (0.25)
                                                                 -------                -------                 -------

Net asset value, end of period............................       $ 17.01                $ 15.01                 $ 15.29
                                                                 =======                =======                 =======

Total Return(2)...........................................         21.65%                 (0.10)%                (19.69)%
                                                                 =======                =======                 =======

Ratios to average net assets/Supplemental data:
  Net assets, end of period (000's).......................       $27,353                $28,455                 $31,794
  Ratio of operating expenses to average net
  assets..................................................          0.70%                  0.68%                   0.69%(3)
  Ratio of net investment income to average net
  assets                                                            0.82%                  1.47%                   1.07%(3)
  Portfolio turnover rate.................................            67%                    77%                     42%

----------------------
(1) Commencement of operations.
(2) Total return represents aggregate total return for the period indicated.
(3) Annualized.
(4) On February 28, 2000, Small Capitalization Equity Portfolio changed its name to Small Capitalization Value Portfolio.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio's investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolio, and make inquiries.

Write to:

                  The Glenmede Fund, Inc.
                  One South Street
                  Baltimore, MD  21202

By phone:
                  1-800-442-8299

Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc.'s Investment Company Act File No. is 811-5577

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS


                                   Prospectus

                                February 28, 2001





                             Money Market Portfolios

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio



                                 Bond Portfolios

                           Core Fixed Income Portfolio
                           Muni Intermediate Portfolio
                            New Jersey Muni Portfolio





                               Investment Advisor

                             Glenmede Advisers, Inc.



The Securities and Exchange Commission has not approved or disapproved the Portfolios' securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY........................................................3

INVESTMENTS...............................................................15

PRICE OF PORTFOLIO SHARES.................................................21

PURCHASE OF SHARES........................................................22

REDEMPTION OF SHARES......................................................22

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
  SHARES OF THE PORTFOLIOS................................................23

DIVIDENDS AND DISTRIBUTIONS...............................................23

TAXES ....................................................................23

MANAGEMENT OF THE PORTFOLIOS..............................................26

GENERAL INFORMATION.......................................................27

FINANCIAL HIGHLIGHTS......................................................28

RISK/RETURN SUMMARY


                             Money Market Portfolios

                                       Investment Objective                         Principal Investment Strategies
Government Cash Portfolio          Maximum current interest income           The Portfolio invests primarily in short-term
                                   consistent with the preservation of       securities issued by the U.S. Treasury or
                                   capital and liquidity                     U.S. Government-related agencies, and
                                                                             repurchase agreements secured by securities
                                                                             issued or sponsored by such entities.

Tax-Exempt Cash                    Maximum current interest                  The Portfolio invests primarily in tax-exempt
Portfolio                          income exempt from Federal                short-term, high quality municipal obligations,
                                   income taxes consistent with the          including, for example, project and demand notes,
                                   preservation of capital and liquidity     tax, revenue or bond anticipation notes, municipal
                                                                             bonds, variable rate demand notes and non-rated
                                                                             privately placed securities.

                                                                             Each Money Market Portfolio invests in
                                                                             securities which the Advisor believes present
                                                                             minimal credit risks at the time of purchase and
                                                                             which mature or provide for redemption within 13
                                                                             months from the date of purchase. The
                                                                             dollar-weighted average maturity of each Money
                                                                             Market Portfolio is expected to be 90 days or
                                                                             less.

                                 Bond Portfolios

              ----------------------------------------------------
                             Important Concept
              Total return consists of net income (dividend and interest income from portiolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.
              ----------------------------------------------------

                                        Investment Objective                      Principal Investment Strategies

Core Fixed Income                     Maximum long-term total                 The Portfolio invests primarily in
Portfolio                             return consistent with                  mortgage-backed and fixed income securities
                                      reasonable risk to                      issued by the U.S. Treasury or U.S.
                                      principal                               Government-related agencies. The Portfolio may
                                                                              also invest in privately issued mortgage-backed
                                                                              securities, debt obligations of domestic and
                                                                              foreign companies and repurchase agreements
                                                                              collateralized by U. S. Government securities.
                                                                              It may also enter into reverse repurchase
                                                                              agreements.

                                                                              The Advisor purchases securities that it
                                                                              believes have potential for higher returns than
                                                                              other securities with similar characteristics
                                                                              and risk, considering factors such as, maturity,
                                                                              coupon, credit and any prepayment options. The
                                                                              Advisor will generally sell a security for a
                                                                              number of reasons, including when the expected
                                                                              performance has been realized or to purchase
                                                                              another security with similar characteristics
                                                                              and risk but that the Advisor believes has a
                                                                              higher expected return.

                                                                              Such securities will be rated at least A by
                                                                              Standard & Poor's Rating Group ("S&P") or
                                                                              Moody's Investors Service, Inc. ("Moody's") and
                                                                              if unrated, determined to be of comparable
                                                                              quality at the time of purchase.

Muni Intermediate            As high a level of current                     The Portfolio invests primarily in intermediate
Portfolio                    income exempt from                             and long-term tax-exempt obligations of the
                             Federal income tax as is consistent            Commonwealth of Pennsylvania and its political
                             with preservation of capital                   subdivisions, agencies, instrumentalities
                                                                            and authorities.

New Jersey Muni
Portfolio                    As high a level of current                     The Portfolio invests primarily in intermediate
                             income exempt from                             and long-term tax-exempt obligations of the
                             Federal income tax as is consistent            State of New Jersey and its political subdivisions,
                             with preservation of capital                   agencies, instrumentalities and authorities.

                                                                            Each Muni Portfolio purchases municipal
                                                                            obligations that the Advisor believes have the
                                                                            best value compared to securities of similar
                                                                            credit quality and maturity range. The
                                                                            Portfolios generally sell municipal obligations
                                                                            for a number of reasons, including a change in
                                                                            credit quality, to extend maturity, to increase
                                                                            yield or to raise funds to cover redemptions.

                                                                            Each Muni Portfolio will invest in securities
                                                                            that are rated at the time of purchase within
                                                                            the three highest ratings assigned by Moody's
                                                                            (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the
                                                                            case of bonds, or rated SP-1 or higher by S&P or
                                                                            MIG-2 or higher by Moody's in the case of notes.
                                                                            Each Portfolio may invest in unrated securities
                                                                            if they are determined to be of comparable
                                                                            quality at the time of purchase.

                                                                            Each Bond Portfolio expects to maintain a
                                                                            dollar-weighted average maturity of 3 to 10
                                                                            years.

Principal Risks of
  Investing

     All Portfolios                 The strategy that the Advisor uses may fail
                                    to produce the intended result.

                                    An investment in a Portfolio is not a
                                    deposit of The Glenmede Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     All Bond Portfolios            The value of fixed income securities tends
                                    to fluctuate with changes in interest rates.
                                    Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due. Therefore, you could lose money by investing in the Portfolios.

                                    Fixed income securities with longer
                                    maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater to the extent that the Portfolios invest in long-term securities.

     Core Fixed Income Portfolio    The Core Fixed Income Portfolio may make
                                    loans through collateralized repurchase
                                    agreements. It may also borrow money through reverse repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

                                    The Core Fixed Income Portfolio is subject to prepayment risk. Prepayment risk is the risk that a debt security may be paid off and the proceeds returned to the Portfolio earlier than anticipated. Depending on market conditions, proceeds may be reinvested at lower interest rates.

     Muni Portfolios                The Muni Intermediate Portfolio and New
                                    Jersey Muni Portfolio are subject to
                                    additional risks. Because the Muni
                                    Intermediate Portfolio invests primarily in
                                    Pennsylvania municipal obligations and the
                                    New Jersey Muni Portfolio invests primarily in New Jersey municipal obligations, they are classified as non-diversified. This means that each Portfolio may invest a greater percentage of its assets in a particular issuer, and that a Portfolio's performance will be dependent upon a smaller category of securities than is a diversified portfolio. Accordingly, each Portfolio may experience greater fluctuations in net asset value and may have greater risk of loss.

                                    The Muni Intermediate Portfolio and the New
                                    Jersey Muni Portfolio are each especially susceptible to the economic, political and regulatory events that affect Pennsylvania and New Jersey, respectively.

                                    Each of the Muni Portfolios is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect a Portfolio's value.

     All Money Market Portfolios    Although these Portfolios invest in money
                                    market instruments which the Advisor
                                    believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

                                    The Government Cash Portfolio may make loans through collateralized repurchase agreements. Although loans made by the Portfolio are collateralized with the borrower's securities, the Portfolio could suffer a loss if the borrower defaults on its obligation to buy the securities back under the terms of the repurchase agreement.

Who may want to
    invest in the

     Bond Portfolios The Bond Portfolios may be appropriate for you if you seek a regular stream of income with higher potential returns than money market funds and if you are also willing to accept some risk.

     Money Market Portfolios        The Money Market Portfolios may be
                                    appropriate for you if you seek monthly
                                    income with minimal risk to principal. The
                                    Portfolios are not appropriate for you if you are seeking a high level of monthly income or long-term total return.


Bar Charts and
  Performance Tables                The bar charts and tables below, which show
                                    the Portfolios' annual total returns and long-term performance, provide some indication of the risks of investing in the Portfolios. The bar charts show how the performance of the Portfolios has varied from year to year. The tables show how each Portfolio's average annual total returns for one, five and ten years compare to those of selected market indices. The bar charts and performance tables assume reinvestment of dividends and distributions. The Portfolios' past performance does not necessarily indicate how they will perform in the future.

                            Government Cash Portfolio

        1991                                                  6.13%
        1992                                                  3.85%
        1993                                                  3.18%
        1994                                                  4.19%
        1995                                                  5.92%
        1996                                                  5.40%
        1997                                                  5.58%
        1998                                                  5.51%
        1999                                                  5.07%
        2000                                                  6.36%

         During the periods shown in the bar chart, the highest quarterly return was 1.68% (for the quarter ended March 31, 1991 and the lowest quarterly return was .78% (for the quarter ended June 30, 1993).

                            Tax-Exempt Cash Portfolio


        1991                                                    4.53%
        1992                                                    3.07%
        1993                                                    2.22%
        1994                                                    2.70%
        1995                                                    3.83%
        1996                                                    3.33%
        1997                                                    3.51%
        1998                                                    3.30%
        1999                                                    3.11%
        2000                                                    3.96%

         During the periods shown in the bar chart, the highest quarterly return was 1.15% (for the quarter ended March 31, 1991 and the lowest quarterly return was .53% (for the quarter ended March 31, 1994.

                           Core Fixed Income Portfolio

        1991                                                   15.02%
        1992                                                    6.74%
        1993                                                    8.84%
        1994                                                   -2.35%
        1995                                                   14.45%
        1996                                                    3.88%
        1997                                                    9.68%
        1998                                                    9.08%
        1999                                                   -0.64%
        2000                                                   10.75%

         During the periods shown in the bar chart, the highest quarterly return was 5.48% (for the quarter ended September 30, 1991 and the lowest quarterly return was -2.54% (for the quarter ended March 31, 1994).

                           Muni Intermediate Portfolio

        1993                                                    8.99%
        1994                                                   -4.44%
        1995                                                   13.69%
        1996                                                    4.36%
        1997                                                    7.15%
        1998                                                    5.57%
        1999                                                    0.86%
        2000                                                    7.23%

         During the periods shown in the bar chart, the highest quarterly return was 6.22% (for the quarter ended March 31, 1995) and the lowest quarterly return was -3.39% (for the quarter ended March 31, 1994).



                            New Jersey Muni Portfolio

        1994                                                   -5.44%
        1995                                                   15.03%
        1996                                                    4.13%
        1997                                                    7.00%
        1998                                                    5.67%
        1999                                                   -0.16%
        2000                                                    7.95%

         During the periods shown in the bar chart, the highest quarterly return was 6.10% (for the quarter ended March 31, 1995) and the lowest quarterly return was -4.17% (for the quarter ended March 31, 1994).

                                                                The Portfolios' Average Annual Total
                                                                Returns for the Periods Ended December 31,
                                                                2000

                                                                             Money Market Portfolios
                                                         -------------------------------------------------------------------------
--------------------------------------------                                                   Past 1       Past 5       Past 10
o iMoneyNet's Government All Average is                                                         Year         Years        Years
  comprised of money market funds investing              -------------------------------------------------------------------------
  in U.S. treasury securities and government             Government Cash Portfolio              6.36%         5.58%        5.11%
  agency obligations.
                                                         -------------------------------------------------------------------------
o iMoneyNet's National Retail Tax-Free                   iMoneyNet's Government All              5.81%        5.06%        4.61%
  Average(TM) is comprised of money market               Average (formerly IBC's U.S.
  funds investing in fixed-income securities             Government and Agencies Money
  issued by state and local governments.                 Fund Average)
  Generally, interest payments on securities             -------------------------------------------------------------------------
  qualify for exemption from Federal income
  taxes.  Funds may also own municipal
  securities subject to the alternative                  -------------------------------------------------------------------------
  minimum tax.                                                                                 Past 1       Past 5       Past 10
---------------------------------------------                                                   Year         Years        Years
                                                         -------------------------------------------------------------------------
                                                                                                 3.96%        3.44%        3.35%
                                                         Tax-Exempt Cash Portfolio

                                                         -------------------------------------------------------------------------
                                                         iMoneyNet's National Retail             3.56%        3.07%        2.99%
                                                         Tax-Free Average(TM)(formerly
                                                         IBC's Stock Broker and General
                                                         Purpose Tax-Free Average)
                                                         -------------------------------------------------------------------------

                                                                                Bond Portfolios
-------------------------------------------------      -------------------------------------------------------------------------
o The Lehman Brothers Aggregate Bond                                                         Past 1       Past 5       Past 10
  Index is an unmanaged index made up of                                                      Year         Years        Years
  the Lehman Brothers Government                       -------------------------------------------------------------------------
  Corporate Bond, Mortgage Backed                      Core Fixed Income Portfolio            10.75%        6.46%        7.40%
  Securities, and Asset Backed Securities
  Indexes.                                             -------------------------------------------------------------------------
                                                       Lehman Brothers Aggregate              11.63%        6.46%        7.96%
o The Lipper Intermediate U.S. Government              Bond Index
  Fund Index is comprised of the 30 largest
  funds in the Lipper Intermediate U.S.                -------------------------------------------------------------------------
  Government Fund Average. The Average                 Lipper Intermediate U.S.               11.17%        5.80%        6.86%
  consists of funds that invest at least 65% of        Government Fund Index
  their assets in securities issued or
  guaranteed by the U.S. government, its               -------------------------------------------------------------------------
  agencies or instrumentalities with dollar-
  weighted average maturities of 5 to 10
  years.                                               -------------------------------------------------------------------------
                                                                                                                       Since
o The Lehman Brothers Municipal 5-Year                                                       Past 1       Past 5       June 5,
  Bond Index is an unmanaged total return                                                     Year         Years        1992
  performance benchmark for the short-                 -------------------------------------------------------------------------
  intermediate, investment-grade tax-exempt            Muni Intermediate Portfolio             7.23%        5.01%        5.34%
  bond market.
                                                       -------------------------------------------------------------------------
o The Lipper Intermediate Municipal Debt               Lehman Brothers Municipal               7.68%        4.95%        5.73%
  Fund Index is comprised of the 30 largest            5-Year Bond Index (1)
  funds in the Lipper Intermediate Municipal
  Debt Fund Average. The Average consists              -------------------------------------------------------------------------
  of funds that invest in municipal debt issues        Lipper Intermediate Municipal           8.67%        4.80%        5.60%
  with dollar-weighted average maturities of           Debt Fund Index (1)
  5 to 10 years.
                                                       -------------------------------------------------------------------------
o The Lipper New Jersey Municipal Debt                 (1) Since 5/31/92.
  Fund Index is comprised of the 10 largest
  funds in the Lipper New Jersey Municipal             -------------------------------------------------------------------------
  Debt Fund Average. The Average consists                                                                              Since
  of funds that invest only in securities that                                               Past 1       Past 5      November
  are exempt from taxation in New Jersey or                                                   Year         Years      3, 1993
  cities in New Jersey.                                -------------------------------------------------------------------------
-------------------------------------------------      New Jersey Muni Portfolio              7.95%        4.88%         4.65%

                                                       -------------------------------------------------------------------------
                                                       Lehman Brothers Municipal 5-Year       7.68%        4.95%         5.04%
                                                       Bond Index (1)

                                                       -------------------------------------------------------------------------
                                                       Lipper New Jersey Municipal Debt      11.08%        4.75%         4.69%
                                                       Fund Index(1)

                                                       -------------------------------------------------------------------------
                                                       (1) Since 10/31/93.


Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                             Money Market Portfolios                   Bond Portfolios
------------------------------------------------------------------------------------------------------------------------
                                                                Tax-                                           New
                                          Government           Exempt         Core Fixed      Muni           Jersey
                                             Cash              Cash             Income    Intermediate        Muni
                                          Portfolio          Portfolio        Portfolio    Portfolio        Portfolio
                                          ----------         ---------        ---------   ------------      ---------
Shareholder Fees (fees paid
directly from your investment)

Maximum Account Fee                         1.00%              1.00%            1.00%        1.00%           1.00%
(annual percentage of assets under
management)*

Annual Portfolio Operating Expenses
(expenses that are deducted
from Portfolio assets)
Management Fees                              .00%               .00%             .00%         .00%            .00%
Other Expenses                               .11%               .12%            1.02%**       .31%            .30%
                                            -----              -----           ------        -----           -----
    Operating Expenses                       .11%               .12%             .14%         .31%            .30%
     Interest Expenses**                     --                 --               .88%         --              --
                                            -----              -----           ------        -----           -----
Total Annual Portfolio
  Operating Expenses                         .11%               .12%            1.02%**       .31%            .30%
                                            =====              =====           ======        =====           =====
------------------------------------------------------------------------------------------------------------------------

* The Portfolios described in this prospectus do not pay any advisory fees to the Advisor, or its affiliated companies ("Affiliates"). However, investors in these Portfolios must be clients of The Glenmede Trust Company ("Glenmede Trust"), its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that Glenmede Trust or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors may also have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

** "Other Expenses" includes interest expenses of the Core Fixed Income Portfolio generated from its investment in reverse repurchase agreements. If such interest expenses were not included, "Total Annual Portfolio Operating Expenses" would be 0.14%.

Example

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           Money Market Portfolios                           Bond Portfolios
-----------------------------------------------------------------------------------------------------------
                            Government      Tax-Exempt             Core Fixed      Muni      New Jersey
                               Cash            Cash                  Income    Intermediate     Muni
                             Portfolio       Portfolio              Portfolio    Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------
One Year                       $ 11           $ 12                   $   104       $ 32          $ 31
-----------------------------------------------------------------------------------------------------------
Three Years                    $ 35           $ 39                   $   325       $100          $ 97
-----------------------------------------------------------------------------------------------------------
Five Years                      $ 62          $ 68                   $   563       $174          $169
-----------------------------------------------------------------------------------------------------------
Ten Years                      $141           $154                   $1,248        $393          $381
-----------------------------------------------------------------------------------------------------------

                                   INVESTMENTS

Objective and Principal Strategies

         To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

         Each Portfolio's investment objective may be changed by the Board members without shareholder approval.

Money Market Portfolios

Government Cash Portfolio

         The investment objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity.

         Under normal market conditions, the Government Cash Portfolio invests at least 65% of its total assets in short-term securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government, and enters into repurchase agreements secured by securities issued or sponsored by such entities.

Tax-Exempt Cash Portfolio

         The investment objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity.

         The Tax-Exempt Cash Portfolio invests primarily in short-term, high quality municipal obligations. Municipal obligations may include the following: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes), municipal bonds, variable rate demand notes, and non-rated tax-exempt, privately placed securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in municipal obligations which pay interest that is exempt from regular Federal income tax and Federal alternative minimum tax. The Portfolio will use its best efforts to avoid investing any of its assets in municipal obligations which pay interest that may be subject to Federal alternative minimum tax.

Investment Duration and Quality:

         Each Portfolio will invest in securities maturing within 13 months from the date of purchase. While this limitation also applies to the Portfolio's investments in repurchase agreements, securities collateralizing those repurchase agreements may bear maturities exceeding 13 months. Each Portfolio may also purchase bonds with longer final maturities if, pursuant to a demand feature, they provide for redemption within 13 months from the date of purchase. Each Portfolio's dollar-weighted average maturity is expected to be 90 days or less.

         The Portfolios may invest only in securities which the Advisor believes present minimal credit risk at the time of purchase. Eligible securities are:
(i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization. If they are rated by more than one such rating agency, at least one other rating agency must rate them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase.

Bond Portfolios

Core Fixed Income Portfolio

         The investment objective of the Core Fixed Income Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Portfolio invests primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies or instrumentalities sponsored by the U.S. Government (collectively, "U.S. Government Securities"). The Portfolio may also invest in privately issued mortgage-backed securities and debt obligations of domestic and foreign companies. The Portfolio expects to achieve consistent results over the long term. The dollar-weighted average maturity of the Portfolio is expected to be between three and ten years. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Portfolio may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in response to adverse market, economic, political or other conditions. Such investments may include, for example, cash and short-term debt instruments which meet the Portfolio's quality criteria. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolio will fluctuate.

         The Advisor purchases securities that it believes have potential for higher returns than other securities with similar characteristics and risk, considering factors such as, maturity, coupon, credit and any prepayment options. The Advisor will generally sell a security for a number of reasons, including when the expected performance has been realized or to purchase another security with similar characteristics and risk but that the Advisor believes has a higher expected return.

         The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

Muni Intermediate Portfolio and New Jersey Muni Portfolio

         The investment objective of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

         The Muni Intermediate Portfolio invests primarily in intermediate and long-term tax-exempt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and authorities.

         The New Jersey Muni Portfolio invests at least 65% of its net assets in intermediate and long-term tax-exempt obligations of the State of New Jersey and its political subdivisions, agencies and authorities.

         During normal market conditions, the Muni Intermediate Portfolio and New Jersey Muni Portfolio will invest at least 80% of their net assets in intermediate and long-term municipal obligations, which pay tax-exempt interest. Each of the Portfolios may invest up to 20% of its net assets in municipal obligations which pay interest which is exempt from regular Federal income tax, but may be subject to Federal alternative minimum tax. The Portfolios may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash reserves and short-term instruments such as tax-exempt money market securities. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent a Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. The net asset value of the Portfolios will fluctuate.

         The Muni Intermediate and New Jersey Muni Portfolios purchase municipal obligations that the Advisor believes have the best value compared to securities of similar credit quality and maturity range. The Portfolios generally sell municipal obligations for a number of reasons, including a change in credit quality, to extend maturity, to increase yield or to raise funds to cover redemptions.

Investment Duration and Quality:

         Each Portfolio expects to maintain a dollar-weighted average maturity of 3 to 10 years.

         The Core Fixed Income Portfolio's investments in privately issued mortgage-backed obligations, debt obligations of domestic and foreign companies, and any other publicly or privately placed U.S. Government Securities will be rated at least A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase.

         The Muni Intermediate and New Jersey Muni Portfolios will invest in securities that are rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or S&P (AAA, AA, A) in the case of bonds, or rated SP-1 or higher by S&P or MIG-2 or higher by Moody's in the case of notes. Each Portfolio may invest in unrated securities if they are determined to be of comparable quality at the time of purchase. If a portfolio security's rating is reduced to below the above levels, the Advisor will dispose of the security in an orderly fashion as soon as practicable.

Risks

All Bond and Money Market Portfolios

         The risks of investing in any of the Bond or Money Market Portfolios have been described above in the Risk/Return Summary. The following supplements that description.

Interest Rate Risks

         Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

         A Bond Portfolio's dollar-weighted average maturity is a measure of how the Portfolio will react to interest rate changes. The stated maturity of a bond is the date the issuer must repay the bond's entire principal value to an investor. A bond's term to maturity is the number of years remaining to maturity. A Bond Portfolio does not have a stated maturity, but it does have a dollar-weighted average maturity. This is calculated by averaging the terms to maturity of bonds held by a Portfolio, with each maturity "weighted" according to the percentage of net assets it represents.

Credit Risks

         The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         Ratings published by Rating Agencies are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Mortgage-Backed Obligations

         The Core Fixed Income Portfolio may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various government-related organizations. These organizations include the Government National Mortgage Association (whose obligations are guaranteed by the U.S. Government), and the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (whose obligations are not guaranteed by the U.S. Government). Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure. When interest rates are declining, prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages. Any premium paid by the Portfolio on purchases of mortgage-backed securities may be lost if an underlying mortgage is prepaid. The yield of the Portfolio may be affected when it reinvests prepayments it receives.

Debt Obligations

         Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes. The Core Fixed Income Portfolio's shares are subject to the risk of market value fluctuations. The market value of securities held by the Portfolio is expected to vary according to factors such as changes in interest rates and changes in the average weighted maturity of the Portfolio.

Municipal Revenue Obligations

         The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in municipal obligations, which pay interest and principal from revenues of similar projects. Each Portfolio may also invest up to 20% of its total assets in taxable investments including private activity bonds. Such investments involve risks presented by the laws and economic conditions relating to such projects and bonds. These securities do not carry the general obligation of the issuer and are not backed by taxing power.

         In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt. The Portfolios and the Advisor rely on the opinion of bond counsel to the issuers at the time of issuance and will not review the bases for them.

         The Muni Intermediate and New Jersey Muni Portfolios invest primarily in Pennsylvania and New Jersey Municipal Obligations, respectively. If Pennsylvania or New Jersey or any of their political subdivisions, agencies, instrumentalities and authorities were to suffer serious financial difficulties that might jeopardize the ability to pay their obligations, the value of the affected Portfolio could be adversely affected.

Repurchase Agreements

         The Government Cash and Core Fixed Income Portfolios may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Reverse Repurchase Agreements

         The Core Fixed Income Portfolio may enter into an agreement to sell a security and simultaneously commit to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security.

         The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to the value of its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

         The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions combined.

         The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by the Portfolio with the proceeds of such an agreement may decline in value and the market value of the securities sold by the Portfolio may decline below the repurchase price. Neither eventuality affects the Portfolio's responsibility to complete the transaction at full value. The Portfolio will invest the proceeds of reverse repurchase agreements in overnight repurchase agreements.

Selection of Investments

         The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

         This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.


                            PRICE OF PORTFOLIO SHARES

         The price of shares issued by each Portfolio is based on its net asset value ("NAV"). The NAV per share of each Money Market Portfolio is determined as of 12:00 noon (Eastern time) on each day that the New York Stock Exchange is open for business (a "Business Day"). The NAV per share of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios is determined as of the close of regular trading hours of the Exchange on each Business Day currently 4:00 p.m. (Eastern time).

Government Cash and Tax-Exempt Cash Portfolios

         For the purpose of calculating each Money Market Portfolio's NAV per share, securities are valued at "amortized cost."

Bond Portfolios

         Marketable fixed income securities are priced at market value. Debt securities with remaining maturities of 60 days or less are valued at amortized cost. The value of other assets and securities for which quotations are unreliable or not readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors or the Board of Trustees.

                               PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed the Funds that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolios are the same as those for the Funds. Other Institutions may have such requirements. If you wish to purchase shares in the Funds, you should contact the Advisor by telephone or facsimile or contact your Institution.

         Your Institution may charge you for purchasing or selling shares of the Portfolios. There is no transaction charge for shares purchased directly from the Portfolios through the Advisor.

         Shares purchased in the Money Market Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.

         Purchases of a Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES

         You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact the Advisor by telephone or facsimile or contact your Institution.

         You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the Funds' transfer agent receives your order in proper form. The Funds may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

         Redemption proceeds are normally paid in cash, although the Funds have the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS

         The Glenmede Fund, Inc. and The Glenmede Portfolios (together, the "Funds") may appoint one or more entities as their agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Funds' transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


DIVIDENDS AND DISTRIBUTIONS

         The Portfolios have the following dividend and capital gains policies:

         (a) The Money Market Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

         (b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders monthly.

         The Portfolios normally distribute any realized net capital gains at least once a year.


                                      TAXES

Federal Taxes

         Taxable Portfolios. Each Portfolio contemplates declaring, as dividends each year, all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

         The investment objectives of the Bond and Money Market Portfolios will generally cause their annual distributions to consist primarily of ordinary income.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios ("Tax-Exempt Portfolios"). Each Tax-Exempt Portfolio anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from Federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and distributions of short and long-term capital gains.

         Interest on indebtedness you incur to purchase or carry shares of each Tax-Exempt Portfolio generally will not be deductible for Federal income tax purposes.

         A portion of the exempt-interest dividends paid by the Tax-Exempt Portfolios may constitute an item of tax preference for purposes of determining Federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to Federal income taxes.

         If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

         Miscellaneous. If you purchase shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Pennsylvania Tax Considerations

         Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Portfolio who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania municipal obligations or Federal Securities.

         Distributions derived from investments other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Portfolio for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

New Jersey Tax Considerations

         It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the New Jersey Muni Portfolio may represent taxable income.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of New Jersey Muni Portfolio shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

         Glenmede Advisers, Inc. (the "Advisor") with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a newly formed, wholly-owned subsidiary of Glenmede Trust, became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor has assumed all rights and obligations of Glenmede Trust under the Portfolios' Investment Advisory Agreements, and Glenmede Trust has guaranteed all obligations incurred by Advisor in connection with those agreements. At December 31, 2000, the Funds were the Advisor's only accounts.

         Under its Investment Advisory Agreements with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sale orders.

         The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios. However, shareholders in the Funds who are clients of Glenmede Trust, or an Affiliate of the Advisor, pay fees which vary, depending on the capacity in which Glenmede Trust or the Affiliate provides them with fiduciary and investment services (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Funds who are customers of other Institutions may pay fees to those Institutions.

         Mary Ann B. Wirts, First Vice President and Manager of the Fixed Income Division of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations on November 7, 1988. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor and Glenmede Trust since 1982.

         Laura LaRosa is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Ms. LaRosa has been employed by the Advisor and Glenmede Trust as a portfolio manager since 1994. Prior to her employment with Glenmede Trust in 1994, Ms. LaRosa had been Vice President of Institutional Sales at Hopper Soliday, Philadelphia.

         Stephen J. Mahoney, Vice President of the Advisor, is primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Mahoney has been employed by the Advisor and Glenmede Trust as a portfolio manager since January 1999. Prior to his employment with Glenmede Trust in 1999, Mr. Mahoney had been a portfolio manager at 1838 Investment Advisors from 1997 to 1999, and an assistant portfolio manager at The Vanguard Group from 1995 to 1997.


                               GENERAL INFORMATION

         If you have any questions regarding the Portfolios contact the Funds at the address or telephone number stated on the back cover page.

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.

                           Core Fixed Income Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                   -----------------------------------------------------------------------
                                                     2000            1999            1998            1997            1996
                                                     ----            ----            ----            ----            ----
Net asset value, beginning of year.............    $ 10.16          $ 10.70         $ 10.46        $ 10.29          $ 10.36
                                                   -------          -------         -------        -------          -------

Income from investment operations:
Net investment income..........................       0.69             0.63            0.64           0.68             0.66
Net realized and unrealized gain (loss) on
investments....................................      (0.09)           (0.54)           0.24           0.17            (0.08)
                                                   -------          -------         -------        -------          -------

Total from investment operations...............       0.60             0.09            0.88           0.85             0.58
                                                   -------          -------         -------        -------          -------

Less Distributions from:
Net investment income..........................      (0.68)           (0.63)          (0.64)         (0.68)           (0.65)
                                                   -------          -------         -------        -------          -------
Total distributions............................      (0.68)           (0.63)          (0.64)         (0.68)           (0.65)
                                                   -------          -------         -------        -------          -------


Net asset value, end of year...................    $ 10.08          $ 10.16         $ 10.70        $ 10.46          $ 10.29
                                                   =======          =======         =======        =======          =======

Total Return(1)................................      6.19%            0.91%           9.32%          8.63%            5.88%
                                                   =======          =======         =======        =======          =======

Ratios to average net assets/Supplemental data:
  Net Assets, end of year (in 000's)...........
  Ratio of operating expenses to average net
    assets.....................................   $174,092         $230,684        $258,986       $266,733         $259,503
  Ratio of gross expenses to average net             0.14%            0.12%           0.11%          0.13%            0.16%
    assets.....................................
  Ratio of net investment income to average          1.02%(2)         0.55%(2)        0.99%(2)       0.43%(2)         0.16%
    net assets.................................
  Portfolio turnover rate.....................       8.56%            6.08%           6.58%          6.67%            6.37%
                                                      234%             191%             93%           307%              47%

-----------------
(1) Total return represents aggregate total return for the period indicated.
(2) The annualized gross expense ratio includes interest expense. The ratios excluding interest expense for the years ended October 31, 2000, 1999, 1998 and 1997 were 0.14%, 0.12%, 0.11% and 0.13% respectively.

                           Muni Intermediate Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                   -----------------------------------------------------------------------
                                                     2000            1999            1998            1997            1996
                                                     ----            ----            ----            ----            ----
Net asset value, beginning of year.......          $ 10.14         $ 10.56         $ 10.40          $ 10.26        $ 10.32
                                                   -------         -------         -------          -------        -------

Income from investment operations:
Net investment income....................             0.50            0.51            0.51             0.52           0.53
Net realized and unrealized gain (loss)
  on investments.........................             0.07           (0.42)           0.16             0.14          (0.06)
                                                   -------         -------         -------          -------        -------

Total from investment operations.........             0.57            0.09            0.67             0.66           0.47
                                                   -------         -------         -------          -------        -------

Distributions to shareholders from net
  investment income......................            (0.51)          (0.51)          (0.51)           (0.52)         (0.53)
                                                   -------         -------         -------          -------        -------

Net asset value, end of year.............          $ 10.20         $ 10.14         $ 10.56          $ 10.40        $ 10.26
                                                   =======         =======         =======          =======        =======

Total Return(1)..........................            5.77%           0.91%           6.63%            6.69%          4.67%
                                                   =======         =======         =======          =======        =======

Ratios to average net
assets/Supplemental data:
  Net assets, end of year (in 000's).....         $ 14,624        $ 16,526         $19,975         $ 19,219       $ 18,471
  Ratio of operating expenses to average
   net assets............................            0.31%           0.20%           0.30%            0.34%          0.32%
  Ratio of net investment income to
   average net assets....................            4.89%           4.90%           4.88%            5.09%          5.16%
  Portfolio turnover rate................               6%              6%             11%              21%            44%

----------------------
(1) Total return represents aggregate total return for the period indicated.

                            New Jersey Muni Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                   -----------------------------------------------------------------------
                                                     2000            1999            1998            1997            1996
                                                     ----            ----            ----            ----            ----
Net asset value, beginning of year............     $ 10.00         $ 10.43         $ 10.20         $  9.97         $ 10.00
                                                   -------         -------         -------         -------         -------

Income from investment operations:
Net investment income.........................        0.45            0.44            0.44            0.44            0.44
Net realized and unrealized gain (loss) on
   investments................................        0.11           (0.43)           0.23            0.23           (0.03)
                                                   -------         -------         -------         -------         -------

Total from investment operations..............        0.56            0.01            0.67            0.67            0.41
                                                   -------         -------         -------         -------         -------

Distributions to shareholders
  from net investment income..................       (0.45)         (0.44)           (0.44)          (0.44)          (0.44)
                                                   -------         -------         -------         -------         -------

Net asset value, end of year..................     $ 10.11         $ 10.00         $ 10.43         $ 10.20         $  9.97
                                                   =======         =======         =======         =======         =======

Total return(1)...............................       5.77%           0.08%           6.71%           6.90%           4.24%
                                                   =======         =======         =======         =======         =======

Ratios to average net assets/Supplemental data:
   Net assets, end of year (in 000's).........     $17,232         $17,953         $17,492         $12,117         $ 7,545
   Ratio of operating expenses to average net
     assets...................................       0.30%           0.24%           0.30%           0.31%           0.24%
   Ratio of net investment income to
     average net assets.......................       4.40%           4.34%           4.33%           4.42%           4.56%
   Portfolio turnover rate....................          9%             10%              7%             19%             33%

-----------------
(1) Total return represents aggregate total return for the period indicated.

                            Government Cash Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                   -----------------------------------------------------------------------
                                                     2000            1999            1998            1997            1996
                                                     ----            ----            ----            ----            ----
Net asset value, beginning of year............     $  1.00         $  1.00         $  1.00         $  1.00          $  1.00
                                                   -------         -------         -------         -------          -------


Net investment income.........................       0.060           0.049           0.051           0.054            0.053

Distributions from net investment income......      (0.060)         (0.049)         (0.051)         (0.054)          (0.053)
                                                   -------         -------         -------         -------          -------

Net asset value, end of year..................     $  1.00         $  1.00         $  1.00         $  1.00          $  1.00
                                                   =======         =======         =======         =======          =======


Total Return(1)...............................       6.15%           5.00%           5.63%           5.53%            5.46%
                                                   =======         =======         =======         =======          =======

Ratios to average net assets/Supplemental data:
  Net assets, end of year (in 000's)..........    $413,742        $405,907        $430,165        $451,038         $452,395
  Ratio of operating expenses to average net
    assets....................................       0.11%           0.11%           0.11%           0.13%            0.16%
  Ratio of net investment income to average net
    assets....................................       5.96%           4.87%           5.41%           5.39%            5.32%

----------------
(1) Total return represents aggregate total return for the period indicated.

                            Tax-Exempt Cash Portfolio
                 (For a share outstanding throughout each year)

                                                                          Year Ended October 31,
                                                   -----------------------------------------------------------------------
                                                     2000            1999            1998            1997            1996
                                                     ----            ----            ----            ----            ----
Net asset value, beginning of year.............     $  1.00        $  1.00         $  1.00          $ 1.00          $ 1.00
                                                    -------        -------         -------          ------          ------

Net investment income..........................       0.038          0.030           0.034           0.034           0.034

Distributions from net investment income.......      (0.038)        (0.030)         (0.034)         (0.034)         (0.034)
                                                    -------        -------         -------          ------          ------

Net asset value, end of year...................     $  1.00        $  1.00         $  1.00          $ 1.00          $ 1.00
                                                    =======        =======         =======          ======          ======

Total Return(1)................................       3.88%          3.02%           3.41%           3.46%           3.42%
                                                    =======        =======         =======          ======          ======

Ratios to average net assets/Supplemental data:

  Net assets, end of year (in 000's)...........    $437,134       $350,032        $375,924        $280,950        $224,999
  Ratio of operating expenses to average net
    assets.....................................       0.12%          0.12%           0.13%           0.14%           0.15%
  Ratio of net investment income to average
    net assets.................................       3.82%          2.97%           3.37%           3.40%           3.36%

------------
(1) Total return represents aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.


Write to:

                  The Glenmede Fund/Portfolios
                  One South Street
                  Baltimore, MD  21202



By phone:

                  1-800-442-8299

Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc. Investment Company Act File No. is 811-5577 The Glenmede Portfolios Investment Company Act File No. is 811-6578

                             THE GLENMEDE FUND, INC.




                                   Prospectus


                                February 28, 2001





                      Institutional International Portfolio




                               Investment Advisor


                             Glenmede Advisers, Inc.












The Securities and Exchange Commission has not approved or disapproved the Portfolio's securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS



RISK/RETURN SUMMARY............................................................3

INVESTMENTS....................................................................7

PRICE OF PORTFOLIO SHARES.....................................................10

PURCHASE OF SHARES............................................................10

REDEMPTION OF SHARES..........................................................11

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
   OF SHARES OF THE PORTFOLIO.................................................11

DIVIDENDS AND DISTRIBUTIONS...................................................11

TAXES ........................................................................11

MANAGEMENT OF THE PORTFOLIO...................................................13

GENERAL INFORMATION...........................................................13

FINANCIAL HIGHLIGHTS..........................................................14

                               RISK/RETURN SUMMARY

                               -------------------------------------------------

                                               Important Concepts

                               Total return consists of net income (dividend and interest income from portfolio securities less expenses of the Portfolio) and capital gains and losses, both realized and unrealized, from portfolio securities.


                               -------------------------------------------------



Investment Objective           Maximum long-term total return consistent
                               with reasonable risk to principal

Principal Investment
Strategies                     The Portfolio invests primarily in common
                               stocks, including dividend-paying common stocks, of companies located outside the United States and that the Advisor believes are undervalued.

                               Stocks appear to the Advisor to be
                               undervalued by
                               the stock market when the Advisor believes the stock price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

                               The Advisor selects stocks to buy and sell by evaluating a company's growth outlook and market valuation based on price-to-earnings, dividend yields and other operating and financial conditions. The Advisor selects countries primarily by evaluating a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth, government policies and other factors.

Principal Risks of             Stocks may decline over short or even
Investing                      extended periods of time. Equity markets tend
                               to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Portfolio.

                               Although the Portfolio invests in stocks the Advisor believes are undervalued, there is no guarantee that the prices of these stocks will not move even lower.

                               The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Portfolio may underperform other types of stocks, and they may not increase or may decline in value. The Portfolio may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

                               The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

                               The strategy that the Advisor uses may fail to produce the intended result.

                               An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who may want to                The Portfolio may be appropriate for you if
invest in the Portfolio        you want your capital to grow over the long
                               term, are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The
                               Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.



Bar Chart and                  The bar chart and table below, which show the
Performance Table              Portfolio's annual total returns and
                               long-term performance, provide some
                               indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio's average annual total returns for one and five years, and the life of the Portfolio compare to those of selected market indices. The bar chart and performance table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.




                      Institutional International Portfolio


                           1993                      35.58%
                           1994                       2.78%
                           1995                      11.38%
                           1996                      17.89%
                           1997                       7.18%
                           1998                      15.51%
                           1999                      23.47%
                           2000                      -9.42%


         During the periods shown in the bar chart, the highest quarterly return was 4.79% (for the quarter ended December 31, 1998) and the lowest quarterly return was -11.19% (for the quarter ended September 30, 1998).



                                                          The Portfolio's Average Annual Total Returns for the
                                                          Periods Ended
                                                          December 31, 2000

------------------------------------------------------    --------------------- ------------- ---------- ----------
o The MSCI EAFE Index is an unmanaged                                               Past 1      Past 5     Since
  capitalization weighted composite portfolio                                        Year        Years    August
  consisting of equity total returns of companies in                                                      1, 1992
  Australia, New Zealand, Europe and the Far East.         --------------------- ------------- ---------- ----------
                                                           Institutional
o The Lipper International Fund Index is comprised of      International           (9.42)%      10.31%     11.17%
  the 30 largest funds in the Lipper International Fund    Portfolio
  Average. The Average consists of funds that invest in    --------------------- ------------- ---------- ----------
  securities whose primary trading markets are outside     MSCI EAFE  Index
  the United States.                                                               (14.17)%       7.13%    10.09%
                                                           --------------------- ------------- ---------- ----------
                                                           Lipper
                                                           International Fund      (14.72)%     10.20%     10.96%
                                                           Index (1)
                                                           --------------------- ------------- ---------- ----------
                                                           (1) As of 7/31/92.


Fees and Expenses of the Portfolio                         This table describes the fees and expenses
                                                           that you may pay if you buy and hold shares
                                                           of the Portfolio.

                                                        ------------------------------------------- ----------------
                                                                                                     Institutional
                                                                                                     International
                                                                                                       Portfolio
                                                        ------------------------------------------- ----------------
                                                        Annual Portfolio Operating Expenses
                                                        (expenses that are deducted from
                                                        Portfolio assets)
                                                        ------------------------------------------- ----------------
                                                        Management Fees ........................         .75%
                                                        ------------------------------------------- ----------------
                                                        Other Expenses..........................         .09%
                                                        ------------------------------------------- ----------------

                                                        ------------------------------------------- ----------------
                                                        Total Annual Portfolio Operating Expenses*       .84%
                                                        ------------------------------------------- ----------------




---------------------
* The Advisor has agreed to waive its fees to the extent necessary to ensure that the Portfolio's annual total operating expenses do not exceed 1.00% of the Portfolio's average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 Year       3 Years      5 Years       10 Years
                                                              ------       -------      -------       --------


Institutional International Portfolio...................       $86           $268         $466       $1,037



                                   INVESTMENTS

Objective and Principal Strategies

         To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio's investment objective and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.

         The Portfolio's investment objective may be changed by the Board members without shareholder approval.

         The investment objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States and that the Advisor believes are undervalued. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.

         Factors considered by the Advisor in selecting stocks to buy and sell for this Portfolio include both country selection and stock selection. Countries are primarily selected by evaluating a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth, government policies and other factors. Security selection is primarily determined by evaluating a company's growth outlook and market valuation based on price-to-earnings, dividend yields and other operating and financial conditions.

         The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include various short-term instruments, including, for example, repurchase agreements and money market instruments. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio's performance. To the extent the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective.

Risks of Foreign Investments

         The risks of investing in the Portfolio have been described above in the Risk/Return Summary. The following supplements that description.

Foreign Securities

         The Portfolio may purchase securities in any foreign country, developed or underdeveloped. There are substantial risks involved in investing in such securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio's shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

         These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.

         Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange.

         Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio's investments.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

         In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

         There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

European Currency Unification

         Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Portfolio invests and may result in the Portfolio facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Portfolio's net asset value per share.

Other Risks

Selection of Investments

         The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

         This Prospectus describes the Portfolio's principal investment strategies, and the particular types of securities it may select for investment. The Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.


                            PRICE OF PORTFOLIO SHARES

         The price of shares issued by the Portfolio is based on its net asset value ("NAV"). The NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

         Marketable equity securities are priced at market value. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Directors of The Glenmede Fund, Inc. (the "Glenmede Fund"). These securities may trade on days when shares of the Portfolio are not priced. As a result, the NAV of shares of the Portfolio may change on days when you will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors.


                               PURCHASE OF SHARES

         Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Glenmede Fund's transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment is $25,000; the minimum for subsequent investments is $1,000. The Portfolio reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. If you wish to purchase shares in the Portfolio, you should contact the Advisor by telephone or facsimile or contact your Institution.

         Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio through the Advisor.

         Purchases of the Portfolio's shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

         You may redeem Shares of the Portfolio at any time, without cost, at the NAV per share next determined after the Glenmede Fund's transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact the Advisor by telephone or facsimile or contact your Institution.

         You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

         Redemption proceeds are normally paid in cash, although the Glenmede Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.


              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIO

         The Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to the Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


                           DIVIDENDS AND DISTRIBUTIONS

         The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

         The Portfolio normally distributes any realized net capital gains at least once a year.


                                      TAXES

Federal Taxes

         The Portfolio contemplates declaring, as dividends each year, all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

         If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         It is expected that the Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Portfolio may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either to credit such proportionate amount of taxes against U.S. Federal income tax liability or to take such amount as an itemized deduction.

         The Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

State and Local Taxes

         You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Portfolio's distributions, if any, that are attributable to interest on federal securities.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                           MANAGEMENT OF THE PORTFOLIO

Investment Advisor


         Glenmede Advisers, Inc. with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a newly formed, wholly-owned subsidiary of The Glenmede Trust Company ("Glenmede Trust"), became the investment advisor to the Portfolio on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor has assumed all rights and obligations of Glenmede Trust under the Portfolio's Investment Advisory Agreement, and Glenmede Trust has guaranteed all obligations incurred by Advisor in connection with that agreement. At December 31, 2000, the Glenmede Fund and The Glenmede Portfolios were the Advisor's only accounts.


         Under an Investment Advisory Agreement with the Glenmede Fund, the Advisor, subject to the control and supervision of the Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sale orders.


         For the fiscal year ended October 31, 2000, the Portfolio paid a management fee to the Advisor and its predecessor, Glenmede Trust (until September 1, 2000), at the annual rate of .75% of the Portfolio's average daily net assets. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.

Andrew B. Williams, Senior Vice President of the Advisor, has been primarily responsible for the management of the Portfolio since it commenced operations on August 1, 1992. Mr. Williams has been employed by the Advisor and Glenmede Trust as a portfolio manager since May 1985.



                               GENERAL INFORMATION

         If you have any questions regarding the Portfolio, contact the Glenmede Fund at the address or telephone number stated on the back cover page.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the Annual Report, which is available upon request.

                      Institutional International Portfolio
                 (For a share outstanding throughout each year)




                                                                      Year Ended October 31,
                                                    2000         1999         1998         1997          1996
                                                    ----         ----         ----         ----          ----

Net asset value, beginning of year......           $17.82       $15.53       $14.89       $13.67        $12.34
                                                   ------       ------       ------       ------        ------

Income from investment operations:
  Net investment income.................             0.33         0.39         0.26         0.27          0.28
  Net realized and unrealized
  gain (loss) on investments............            (1.37)        3.15         0.81         1.86          1.50
                                                   ------       ------       ------         ----          ----

Total from investment operations........            (1.04)        3.54         1.07         2.13          1.78
                                                   ------       ------         ----         ----          ----

Less Distributions from:
  Net investment income.................            (0.24)       (0.40)       (0.28)       (0.22)        (0.25)
  Net realized capital gains............            (1.44)       (0.85)       (0.15)       (0.61)        (0.14)
  In excess of net realized gains.......               --           --           --           --         (0.06)
  In excess of net investment income....               --           --           --        (0.08)           --
                                                   ------       ------       ------       ------        ------


Total distributions.....................            (1.68)       (1.25)       (0.43)       (0.91)        (0.45)
                                                   ------       ------       ------       ------        ------

Net asset value, end of year............           $15.10       $17.82       $15.53       $14.89        $13.67
                                                   ======       ======       ======       ======        ======

Total Return (1)........................            (5.87%)      22.98%        7.26%       15.54%        14.46%
                                                   ======       ======       ======       ======        ======

Ratios to average net assets/Supplemental data:
  Net assets, end of year (in 000's)....         $171,343     $175,951      $98,727      $81,659       $58,390
  Ratio of operating expenses to average
       net assets.......................            0.84%        0.86%        0.87%        0.87%         0.95%
  Ratio of net investment income to average
       net assets.......................             1.65%        1.83%        1.58%        1.94%         2.06%
  Portfolio turnover rate...............               74%          20%          19%          15%           10%



----------------

(1) Total return represents the aggregate total return for the period indicated.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio's investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio's Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolio, and make inquiries.

Write to:

                  The Glenmede Fund, Inc.
                  One South Street
                  Baltimore, MD  21202

  By phone:
                  1-800-442-8299


Information about the Portfolio (including the Portfolio's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc.'s Investment Company Act File No. is 811-5577

                             THE GLENMEDE FUND, INC.



                                   Prospectus


                                February 28, 2001





                                Equity Portfolios


                             International Portfolio
                            Large Cap Value Portfolio
                      Small Capitalization Value Portfolio
                                (Advisor Shares)
                           Strategic Equity Portfolio
                      Small Capitalization Growth Portfolio
                              Core Value Portfolio



                               Investment Advisor

                             Glenmede Advisers, Inc.




                             Investment Sub-Advisors
                  to the Small Capitalization Growth Portfolio
                        Winslow Capital Management, Inc.
                        TCW Investment Management Company


The Securities and Exchange Commission has not approved or disapproved the Portfolios' securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                Table of Contents

                                                                                                              Page
RISK/RETURN SUMMARY..............................................................................................1

INVESTMENTS.....................................................................................................14




PRICE OF PORTFOLIO SHARES.......................................................................................20

PURCHASE OF SHARES..............................................................................................21

REDEMPTION OF SHARES............................................................................................21

ADDITIONAL INFORMATION ON THE PURCHASE AND
REDEMPTION OF SHARES OF THE PORTFOLIOS..........................................................................22

DIVIDENDS AND DISTRIBUTIONS.....................................................................................22

TAXES...........................................................................................................22

MANAGEMENT OF THE PORTFOLIOS....................................................................................23

GENERAL INFORMATION.............................................................................................26

FINANCIAL HIGHLIGHTS............................................................................................27

                               RISK/RETURN SUMMARY

                                Equity Portfolios

                               ---------------------------------------
                                          Important Concepts

                                Market capitalization is a common
                                measure of the size of a company. It
                                is the market price of a share of the
                                company's stock multiplied by the
                                number of shares that are outstanding.

                                Total return consists of net income
                                (dividend and interest income from
                                portfolio securities, less expenses of
                                the Portfolio) and capital gains and
                                losses, both realized and unrealized,
                                from portfolio securities.

                               ---------------------------------------

                                          Investment Objective                    Principal Investment Strategies

International Portfolio               Maximum long-term total return              The Portfolio invests primarily in common
                                      consistent with reasonable risk to          stocks, including dividend-paying common stocks,
                                      principal                                   of companies located outside the United States
                                                                                  and that the Advisor believes are undervalued.


                                                                                  Stocks appear to the Advisor to be undervalued
                                                                                  by the stock market when the Advisor believes
                                                                                  the stock price becomes inexpensive relative to
                                                                                  the company's estimated earnings and/or
                                                                                  dividend-paying ability over the long-term.

                                                                                  The Advisor selects stocks to buy and sell by
                                                                                  evaluating a company's growth outlook and market
                                                                                  valuation based on price-to-earnings, dividend
                                                                                  yields and other operating and financial
                                                                                  conditions. The Advisor selects countries
                                                                                  primarily by evaluating a country's valuation
                                                                                  ratios, such as price-to-earnings and dividend
                                                                                  yields, prospective economic growth, government
                                                                                  policies and other factors.



Large Cap Value Portfolio             Maximum long-term total return              The Portfolio invests primarily in equity
                                      consistent with reasonable risk to          securities, such as common stocks,
                                      principal                                   including dividend-paying common stocks, and
                                                                                  preferred stocks, of U.S. companies with market
                                                                                  capitalizations greater than $5 billion at the
                                                                                  time of purchase and that the Advisor believes
                                                                                  are undervalued.


                                                                                  Stocks appear to the Advisor to be undervalued
                                                                                  by the stock market when the Advisor believes
                                                                                  the stock price becomes inexpensive relative to
                                                                                  the company's estimated earnings and/or
                                                                                  dividend-paying ability over the long-term.

                                                                                  In selecting securities to buy and sell, the
                                                                                  Advisor uses its own computer model, which ranks
                                                                                  stocks, as an investment guide. This computer
                                                                                  model considers factors such as, price-to-book
                                                                                  value ratios, price-to-earnings ratios,
                                                                                  price-to-cash flow ratios, return on equity
                                                                                  ratios, debt-to-equity ratios, dividend yields,
                                                                                  earnings growth rates and historic stock price
                                                                                  patterns. A security may be sold for a number of
                                                                                  reasons, including performance, a change in its
                                                                                  ranking by the Advisor's computer model, or due
                                                                                  to changing industry or specific company
                                                                                  operating or financial conditions.


Small Capitalization Value Portfolio  Long-term capital                           The Portfolio invests primarily in equity
                                      appreciation consistent with                securities, such as common stocks and
                                      reasonable risk to principal                preferred stocks, of U.S. companies with
                                                                                  market capitalizations, at the time of purchase,
                                                                                  that are below the largest market capitalization
                                                                                  of any stock in the Russell 2000 Index and that
                                                                                  the Advisor believes are undervalued.



                                                                                  Stocks appear to the Advisor to be undervalued
                                                                                  by the stock market when the Advisor believes
                                                                                  the stock price becomes inexpensive relative to
                                                                                  the company's estimated earnings and/or
                                                                                  dividend-paying ability over the long-term.

                                                                                  In selecting securities to buy and sell, the
                                                                                  Advisor examines the earnings and
                                                                                  dividend-paying ability of a company, divided by
                                                                                  the market value of the security and may also
                                                                                  consider price-to-earnings ratios, price-to-cash
                                                                                  flow ratios, price-to-book ratios, reinvestment
                                                                                  rates, dividend yields, expected growth rates
                                                                                  and balance sheet quality.


Strategic Equity Portfolio            Maximum long-term total return              The Portfolio invests primarily in equity
                                      consistent with reasonable risk to          securities, such as common stocks, preferred
                                      principal                                   stocks and securities convertible into common
                                                                                  and preferred stocks, of U.S. companies that
                                                                                  appear to the Advisor to be reasonably priced
                                                                                  and have revenue and earnings growth potential
                                                                                  that the Advisor believes is greater than the
                                                                                  stock market in general.


                                                                                  The Advisor attempts to minimize the impact of
                                                                                  federal and state income taxes on shareholders'
                                                                                  returns by, for example, investing in stocks
                                                                                  with low dividend yields and in companies with
                                                                                  above average earnings predictability and
                                                                                  stability, holding stocks for several years and
                                                                                  selling depreciated securities to offset
                                                                                  realized capital gains.

Small Capitalization Growth           Long-term capital appreciation              The Portfolio invests primarily in equity
Portfolio                             consistent with reasonable risk             securities, such as common stocks, preferred
                                      to principal                                stocks and securities convertible into common
                                                                                  and preferred stocks, of U.S. companies with
                                                                                  market capitalizations, at the time of purchase,
                                                                                  that are below the largest market capitalization
                                                                                  of any stock in the Russell 2000 Growth Index.



                                                                                  The small capitalization stocks that the
                                                                                  Portfolio invests in are primarily growth stocks
                                                                                  of U.S. companies. In general, small
                                                                                  capitalization growth stocks offer strong
                                                                                  revenue and earnings potential, and accompanying
                                                                                  capital growth potential, with less dividend
                                                                                  income than small capitalization value stocks.

                                                                                  The Portfolio uses a multi-manager approach.
                                                                                  Subject to the approval of the Glenmede Fund's
                                                                                  Board of Directors, the Advisor selects
                                                                                  sub-advisors, each of which manages a portion of
                                                                                  the Portfolio's assets. The Advisor monitors the
                                                                                  performance of the sub-advisors and may change
                                                                                  the allocation of assets between them.

Core Value Portfolio                  Maximum long-term total return              The Portfolio invests primarily in equity
                                      consistent with reasonable risk to          securities, such as common stocks,
                                      principal                                   including dividend-paying common stocks,
                                                                                  and preferred stocks, of U.S. companies with
                                                                                  market capitalizations similar to the Standard &
                                                                                  Poor's 500 Composite Stock Price Index ("S&P
                                                                                  500") and that the Advisor believes are
                                                                                  undervalued.


                                                                                  Stocks appear to the Advisor to be undervalued
                                                                                  by the stock market when the Advisor believes
                                                                                  the stock price becomes inexpensive relative to
                                                                                  the company's estimated earnings and/or
                                                                                  dividend-paying ability over the long-term.


                                                                                  In selecting securities to buy and sell, the
                                                                                  Advisor uses its own computer model, which ranks
                                                                                  stocks, as an investment guide. This computer
                                                                                  model considers factors such as, price-to-book
                                                                                  value ratios, price-to-earnings ratios,
                                                                                  price-to-cash flow ratios, return on equity
                                                                                  ratios, debt-to-equity ratios, dividend yields,
                                                                                  earnings growth rates and historic stock price
                                                                                  patterns. The Advisor also utilizes other
                                                                                  portfolio software which analyze the Portfolio
                                                                                  in comparison to the S&P 500 Index. A security
                                                                                  may be sold for a number of reasons, including
                                                                                  performance, a change in its ranking by the
                                                                                  Advisor's computer model, or due to changing
                                                                                  industry or specific company operating or
                                                                                  financial conditions.


Principal Risks of
  Investing

         All Equity Portfolios                            Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Portfolios.

                                                          In addition, each of the Equity Portfolios is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of stocks.

                                                          The strategy that the Advisor uses may fail to produce the intended result.

                                                          An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         International Portfolio                          The International Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Portfolio may underperform other types of stocks, and they may not increase or may decline in value. The Portfolio may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than
                                                          U.S. stocks.


                                                          The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

         Small Capitalization Value and                   The Small Capitalization Value and Small Capitalization Growth Portfolios
         Small Capitalization Growth                      are subject to the risk that the stocks of smaller and newer issuers
         Portfolios                                       can be more volatile and more speculative than the stocks of larger issuers. Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid.
                                                          The price of small company stocks might fall regardless of trends in the broader market.

         International, Large Cap Value,                  Although these Portfolios invest in stocks the Advisor believes to be
         Small Capitalization Value and                   undervalued, there is no  guarantee that the prices of these stocks will
         Core Value Portfolios                            not move even lower.



         Small Capitalization Growth                      The values of growth stocks may be more sensitive to changes in current
         Portfolio                                        or expected earnings than the values of other stocks.

                                                          The Advisor's allocation of assets between sub-advisors may not achieve its desired effect. Also, the strategy that a sub-advisor uses may fail to produce the intended result.

         Strategic Equity Portfolio                       The Strategic Equity Portfolio uses various investment methods to reduce the impact of federal and state income taxes on shareholders' returns.
                                                          Accordingly, the Portfolio may miss the opportunity to realize gains or reduce losses as a result of this tax managed investment strategy.

                                                          This Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these stocks will not move even lower.

Who may want to                                           The Portfolios may be appropriate for you if you want your capital to
    invest in the Portfolios                              grow over the long term, are investing for goals several years away, and are comfortable with stock market risks. The Portfolios would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.




   Bar Charts and                                         The bar charts and tables below, which show the Portfolios' annual total
  Performance Tables                                      returns and long-term performance, provide some indication of the risks of investing in the Portfolios. The bar charts show how the performance of the Portfolios has varied from year to year. The tables show how each
                                                          Portfolio's average annual total returns for one, five and ten years compare to those of selected market indices. The bar charts and performance tables assume reinvestment of dividends and distributions.
                                                          The Portfolios' past performance does not necessarily indicate how they will perform in the future.

                                                          The bar chart and performance table information has been omitted for the
                                                          Core Value Portfolio because this Portfolio has been in operation for less than one calendar year.

                                               International Portfolio

                           1991                                                   13.94%
                           1992                                                   -3.11%
                           1993                                                   35.66%
                           1994                                                    4.43%
                           1995                                                   14.58%
                           1996                                                   17.68%
                           1997                                                    7.59%
                           1998                                                   16.18%
                           1999                                                   25.33%
                           2000                                                  (8.76)%

         During the periods shown in the bar chart, the highest quarterly return was 15.54% (for the quarter ended December 31,
1998) and the lowest quarterly return was -11.93% (for the quarter ended September 30, 1998).


                                               Large Cap Value Portfolio

                           1994                                                   -2.76%
                           1995                                                   19.15%
                           1996                                                   25.96%
                           1997                                                   31.50%
                           1998                                                   17.52%
                           1999                                                    4.94%
                           2000                                                    1.86%

         During the periods shown in the bar chart, the highest quarterly return was 22.79% (for the quarter ended December 31,
1998) and the lowest quarterly return was -14.60% (for the quarter ended September 30, 1998).



                                Small Capitalization Value Portfolio (Advisor Shares)

                           1992                                                   12.46%
                           1993                                                   21.40%
                           1994                                                    1.05%
                           1995                                                   27.59%
                           1996                                                   25.10%
                           1997                                                   29.92%
                           1998                                                  -13.46%
                           1999                                                    1.41%
                           2000                                                   15.25%

         During the periods shown in the bar chart, the highest quarterly return was 17.72% (for the quarter ended December 31,
1992) and the lowest quarterly return was -20.27% (for the quarter ended September 30, 1998).

                                              Strategic Equity Portfolio

                           1991                                                   30.72%
                           1992                                                    8.18%
                           1993                                                   10.71%
                           1994                                                   -1.67%
                           1995                                                   31.65%
                           1996                                                   31.58%
                           1997                                                   34.02%
                           1998                                                   14.86%
                           1999                                                   22.54%
                           2000                                                   -6.88%


         During the periods shown in the bar chart, the highest quarterly return was 19.64% (for the quarter ended December 31, 1999) and the lowest quarterly return was -11.44% (for the quarter ended September 30, 1998).

                      Small Capitalization Growth Portfolio

                  2000                                -25.35%

         During the period shown in the bar chart, the highest quarterly return was 4.45% (for the quarter ended September 30, 2000) and the lowest quarterly return was -27.59% (for the quarter ended December 31, 2000).

--------------------------------------------------------------------------------
o The MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of companies in Australia, New Zealand, Europe and the Far East.

o The Lipper International Fund Index is comprised of the 30 largest funds in the Lipper International Fund Average. The Average consists of funds that invest in securities whose primary trading markets are outside of the United States.

o The S&P 500 Stock Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

o The Lipper Large Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Value Funds Classification. This Classification consists of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of stocks represented in the major unmanaged stock indexes.

o The Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of the 1000 largest U.S. companies, based on market capitalization, with less than average growth orientation. Companies in this index generally have low price-to-book and price-toearnings ratios, higher dividend yields and lower forecasted growth values.

o The Russell 2000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 2000 smallest of the 3000 largest U.S. companies, based on market capitalization.

o The Lipper Small Capitalization Value Index is comprised of the 30 largest funds in the Lipper Small Capitalization Value Average. This Average consists of funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase.
--------------------------------------------------------------------------------

   The Portfolios' Average Annual Total  Returns for the Periods
   Ended December 31, 2000

-------------------------------------------------------------------------
                                        Past 1      Past 5      Past 10
                                         Year       Years       Years
------------------------------------- ----------- ---------- ------------
International Portfolio                  (8.76)%     10.96%      11.66%

------------------------------------- ----------- ---------- ------------
MSCI EAFE Index                         (14.17)%      7.13%       8.24%

------------------------------------- ----------- ---------- ------------
Lipper International Fund Index         (14.72)%     10.20%      10.34%

-------------------------------------------------------------------------


-------------------------------------------------------------------------
                                        Past 1      Past 5      Since
                                         Year       Years     January 4,
                                                                 1993
------------------------------------- ----------- ---------- ------------
Large Cap Value Portfolio                 1.86%      15.78%      14.52%

------------------------------------- ----------- ---------- ------------
S&P 500 Index(2)                         (9.10)%     18.33%      17.26%

------------------------------------- ----------- ---------- ------------
Lipper Large Cap Value Index(1)           1.95%      15.74%      15.38%

------------------------------------- ----------- ---------- ------------
Russell 1000 Value Index(1)               7.01%      16.91%      16.95%
-------------------------------------------------------------------------

(1) As of 12/31/92.
(2) Returns are based on monthly reinvestment of distributions.
-------------------------------------------------------------------------
                                        Past 1      Past 5      Since
                                         Year       Years      March 1,
                                                                 1991
------------------------------------- ----------- ---------- ------------
Small Capitalization Value               15.25%      10.45%      12.87%
Portfolio (Advisor Shares)
------------------------------------- ----------- ---------- ------------
S&P 500 Index(2)                         (9.10)%     18.33%      16.33%

------------------------------------- ----------- ---------- ------------
Russell 2000 Index                       (3.02)%     10.31%      13.48%

------------------------------------- ----------- ---------- ------------
Lipper Small Capitalization Value        16.10%      11.31%      13.12%
Index(1)
-------------------------------------------------------------------------

(1) As of 2/28/91.
(2) Returns are based on monthly reinvestment of distributions.

--------------------------------------------------------------------------------
o The Dow Jones Industrial Average is an unmanaged price weighted average based on the "price only" performance (excluding dividends) of 30 blue chip stocks. The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends, and substitutions of stocks.

o The Lipper Large Cap Core Fund Index is comprised of the 30 largest mutual funds in the Lipper Large Cap Core Funds Classification. The average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap-400 Index.

o The Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies which are traded in the U.S. on the New York Stock Exchange, AMerican Stock Exchange, and NASDAQ with higher price-to-book ratios and higher forecasted growth values.

o The Lipper Mid Cap Growth Index is comprised of the 30 largest funds in the Lipper Mid Cap Growth Average. The Average consists of funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. It is not possible to invest in an index. Benchmark returns are for the period beginning December 31, 1999.
--------------------------------------------------------------------------------



-------------------------------------------------------------------------
                                        Past 1      Past 5      Past 10
                                         Year       Years       Years
------------------------------------- ----------- ---------- ------------
Strategic Equity Portfolio               (6.88)%     18.24%      16.70%

------------------------------------- ----------- ---------- ------------
S&P 500 Index(2)                         (9.10)%     18.33%      17.44%

------------------------------------- ----------- ---------- ------------
Dow Jones Industrial Average             (4.69)%     18.21%      17.88%

------------------------------------- ----------- ---------- ------------
Lipper Large Cap Core Fund Index(1)      (7.37)%     16.79%      16.13%

-------------------------------------------------------------------------

(1) As of 12/31/00.
(2) Returns are based on monthly reinvestment of dividends.
------------------------------------------------------------------------
                                                           Since
                                                        December 29,
                                                           1999
------------------------------------------------ -----------------------
Small Capitalization Growth Portfolio                    (25.04)%

------------------------------------------------ -----------------------
Russell 2000 Growth Index                                (22.28)%

------------------------------------------------ -----------------------
Lipper Mid Cap Growth Index (1)                          (16.13)%

------------------------------------------------------------------------
(1) As of 12/31/00.

Fees and Expenses of the Portfolios

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                           Glenmede Equity Portfolios



-------------------------------------------------------------------------------------------------------------------------
                                                                    Small                         Small
                                                   Large Cap    Capitalization    Strategic  Capitalization
                                    International    Value     Value Portfolio     Equity        Growth      Core Value
                                     Portfolio     Portfolio   (Advisor Shares)   Portfolio     Portfolio     Portfolio
----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------
Shareholder Fees (fees paid
directly from your investment)
----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------
Maximum Account Fee (annual
percentage of assets under
management)(1)................         1.00%         1.00%          1.00%2          1.00%        1.00%2        1.00%2
----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------

----------------------------------- --------------------------------------------------------- -------------- ------------
Annual Portfolio Operating
Expenses (expenses that are
deducted from Portfolio assets)
----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------
Management Fees...............          .00%         .00%            .55%           .00%          .85%          .45%
----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------
Other Expenses................          .11%         .23%            .35%           .14%          .38%          .29%
                                        ----         ----            ----           ----          ----          ----
----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------

----------------------------------- ------------- ------------ ----------------- ------------ -------------- ------------
Total Annual Portfolio
 perating Expenses............           11%         .23%            .90%           .14%          1.23%         .74%
                                        ====         ====            ====           ====          =====         ====
-------------------------------------------------------------------------------------------------------------------------

---------------------

1. The International, Large Cap Value and Strategic Equity Portfolios do not pay any advisory fees to the Advisor, or its affiliated companies ("Affiliates"). However, investors in these Portfolios must be clients of The Glenmede Trust Company ("Glenmede Trust") its Affiliates or certain financial institutions, or must be certain employee benefit plans. The "Maximum Account Fee" in the above table is the current maximum annual fee that the Glenmede Trust or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Glenmede Trust and Affiliates for such services vary depending on a number of factors, including the particular services provided to the client, but are generally lower than 1% of the client's assets under management. Investors also may have to pay various fees to others to become shareholders of the Portfolios. See "Purchase of Shares."

2. Glenmede Trust and Affiliates currently intend to exclude the portion of their clients' assets invested in the Small Capitalization Value, Small Capitalization Growth and Core Value Portfolios when calculating Client Fees.

Example

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                              1 Year       3 Years      5 Years       10 Years
                                                              ------       -------      -------       --------

International Portfolio.................................       $11            $35          $62         $141

Large Cap Value Portfolio...............................       $24            $74         $130         $293

Small Capitalization Value Portfolio
  (Advisor Shares)......................................       $92           $287         $499       $1,109

Strategic Equity Portfolio..............................       $14            $45          $79         $179

Small Capitalization Growth Portfolio...................      $125           $390         $676       $1,489

Core Value Portfolio....................................       $76           $237         $411         $918

                                   INVESTMENTS

Objective and Principal Strategies

         To help you decide which Portfolio is appropriate for you, this section looks more closely at the Portfolios' investment objectives and policies. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in a Portfolio.

         Each Portfolio's investment objective may be changed by the Board members without shareholder approval.

         Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, would have an adverse impact on that Portfolio's performance. To the extent a Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective.

International Portfolio

         The investment objective of the International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States and that the Advisor believes are undervalued. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Norway, Sweden, Australia, Hong Kong and Singapore. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the securities of companies based in at least three different countries, other than the United States.

         Factors considered by the Advisor in selecting stocks to buy and sell for this Portfolio include both country selection and stock selection. Countries are primarily selected by evaluating a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth, government policies and other factors. Security selection is primarily determined by evaluating a company's growth outlook and market valuation based on price-to earnings, dividend yields and other operating and financial conditions.

Large Cap Value Portfolio

         The investment objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Advisor attempts to achieve the Portfolio's objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities, such as common stocks, including dividend-paying common stocks, and preferred stocks, of primarily U.S. companies with market capitalizations greater than $5 billion at the time of purchase and that the Advisor believes are undervalued.

         The Advisor will actively manage this Portfolio based upon its ongoing analysis of economic, financial and market developments. In selecting securities to buy and sell, the Advisor uses its own computer model, which ranks stocks, as an investment guide. This computer model considers factors such as, price-to-book value ratios, price-to-earnings ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic stock price patterns. The Advisor currently runs its computer model at least weekly. A security may be sold for a number of reasons, including performance, a change in its ranking by the Advisor's computer model, or due to changing industry or specific company operating or financial conditions.

         The Large Cap Value Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high brokerage commission expenses and other transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.

Small Capitalization Value Portfolio

         The objective of the Small Capitalization Value Portfolio is to provide long-term capital appreciation consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities, such as common stocks and preferred stocks, of primarily U.S. companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Index and that the Advisor believes are undervalued. (This amount was $4.7 billion as of January 31, 2001.) To evaluate securities for purchase or sale, the Advisor examines the earnings and dividend paying ability of companies and divides these characteristics by the market value of the underlying equity securities. In addition, the Advisor may consider price-to-earnings ratios, price-to-cash flow ratios, price-to-book ratios, reinvestment rates, dividend yields, expected growth rates and balance sheet quality.

         Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.

Strategic Equity Portfolio

         The objective of the Strategic Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing primarily in equity securities, such as common stocks, preferred stocks and securities convertible into common and preferred stocks, of U.S. companies that appear to the Advisor to be reasonably priced and have revenue and earnings growth potential that the Advisor believes is greater than the stock market in general. Securities purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities such as common and preferred stock and securities convertible into such stock.

         Although the Portfolio is not a tax-exempt fund, it will use several methods to reduce the impact of federal and state income taxes on shareholders' returns. For example, the Portfolio:

         o attempts to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields;

         o attempts to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Portfolio expects to hold for several years;

         o  attempts to avoid realizing short-term capital gains; and

         o sells depreciated securities to offset realized capital gains, when consistent with its overall investment approach, thus reducing capital gains distributions.

However, when deciding whether to sell a security, investment considerations will take precedence over tax considerations.

Small Capitalization Growth Portfolio

         The objective of the Small Capitalization Growth Portfolio is to provide long-term capital appreciation consistent with reasonable risk to principal.

         The Portfolio attempts to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities, such as common stocks, preferred stocks and securities convertible into common and preferred stocks, of companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. (This amount was $4.7 billion as of January 31, 2001.) The small capitalization stocks that the Portfolio invests in are primarily growth stocks of U.S. companies. In general, the sub-advisors believe that small capitalization growth stocks offer strong revenue and earnings potential and accompanying capital growth potential, with less dividend income than small capitalization value stocks.

         As further described in this Prospectus under the heading "Management of the Portfolio," the Advisor selects one or more sub-advisors to manage the Portfolio's assets, subject to the approval of the Glenmede Fund's Board of Directors. Winslow Capital Management, Inc. ("Winslow Capital") and TCW Investment Management Company ("TCW") each currently serves as a sub-advisor to a portion of the Portfolio's assets (collectively, the "Sub-Advisors" or individually, a "Sub-Advisor"). The Advisor monitors the performance of the Sub-Advisors and, to the extent it deems appropriate to achieve the Portfolio's investment objective, may change the allocation of assets between them.


         In managing its portion of the Portfolio, Winslow Capital attempts to achieve the Portfolio's objective by generally selecting stocks of companies that have a history of consistent growth, and which Winslow Capital believes have potential for increased earnings and revenue growth. Winslow Capital generally attempts to identify these stocks through its own direct research on the issuers and by working closely with experienced financial analysts who provide Winslow with additional company and industry specific research, including, for example, cash flow, sales growth and earnings per share information. When selling a portfolio security, Winslow Capital generally follows the same research process and will generally sell a security when the issuer's fundamentals, such as revenue growth, earnings growth, return on equity or return on invested capital, no longer support the current stock price.

         In managing its portion of the Portfolio, TCW attempts to achieve the Portfolio's objective by generally selecting stocks of companies that TCW believes have the potential for surprising the marketplace with sustained earnings growth over a three year period above consensus estimates. TCW generally attempts to identify stocks by using a fundamental company-by-company analysis, which may include a review of available financial and other business information, company visits and management interviews. Company analysis is used together with market analysis to screen potential investments and to continuously monitor the value of the securities in the Portfolio. Some of the factors TCW will generally consider in determining whether to sell a security include, without limitation, changes in the price-to-earnings ratio and earnings.

         Equity securities purchased by the Portfolio will be primarily traded on the various stock exchanges and NASDAQ, although the Portfolio may purchase unlisted securities and penny stocks. The securities held by the Portfolio may represent many different types of companies and industries.

Core Value Portfolio

         The investment objective of the Core Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal.

         The Advisor attempts to achieve the Portfolio's objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities, such as common stocks, including dividend-paying common stocks, and preferred stocks, of primarily U.S. companies with market capitalizations greater than $5 billion at the time of purchase and that the Advisor believes are undervalued. The overall average capitalization of the

Portfolio is maintained at a level similar to the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

         The Advisor will actively manage this Portfolio based upon its ongoing analysis of economic, financial and market developments. In selecting securities to buy and sell, the Advisor uses its own computer model, which ranks stocks, as an investment guide. This computer model considers factors such as, price-to-book value ratios, price-to-earnings ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic stock price patterns. The Advisor currently runs its computer model at least weekly. The Advisor also utilizes other portfolio software which analyze the Portfolio in comparison to the S&P 500 Index. The Advisor expects that the average price-to-earnings ratio of the holdings of the Portfolio will generally be equal to or less than the average price-to-earnings ratio of the S&P 500 Index. A security may be sold for a number of reasons, including performance, a change in its ranking by the Advisor's computer model, or due to changing industry or specific company operating or financial conditions.

         The Core Value Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high brokerage commission expenses and other transaction costs, which may adversely affect the Portfolio's performance. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for federal income tax purposes.


Risks--All Portfolios

         The risks of investing in any of the Portfolios have been described above in the Risk/Return Summary. The following supplements that description.

Selection of Investments

         The Advisor and Sub-Advisors evaluate the rewards and risks presented by all securities purchased by the Portfolios and how they may advance the Portfolios' investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

         This Prospectus describes each Portfolio's principal investment strategies, and the particular types of securities which each Portfolio may select for investment. Each Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies--and the risks involved--are described in the Statement of Additional Information, which is referred to on the Back Cover of this Prospectus.

Risks--International Portfolio

Foreign Securities

         The International Portfolio may purchase securities in any foreign country, developed or underdeveloped. There are substantial risks involved in investing in such securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio's shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

         These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.

         Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange.

         Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio's investments.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

         In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

         There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

European Currency Unification

         Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the International Portfolio invests and may result in the Portfolio facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Portfolio's net asset value per share.


                            PRICE OF PORTFOLIO SHARES

         The price of shares issued by each Portfolio is based on its net asset value ("NAV"). Each Portfolio's NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open for business.

         Marketable equity securities are priced at market value. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Directors of The Glenmede Fund, Inc. ("Glenmede Fund"). Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Directors. These securities may trade on days when shares of the Glenmede Fund are not priced; as a result, the NAV of those shares may change on days when you will not be able to purchase or redeem such Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

                               PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to employee benefit plans and institutions, including brokers acting on behalf of their clients (the "Institutions"), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Glenmede Fund's transfer agent. We consider orders to be in "proper order" when all required documents are properly completed, signed and received. The minimum initial investment for the Small Capitalization Growth Portfolio is $25,000; the minimum for subsequent investment is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements for this Portfolio from time to time. There are no minimum initial or subsequent investment requirements for the other Portfolios. The Advisor has informed the Glenmede Fund that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Small Capitalization Growth Portfolio are the same as those for the Glenmede Fund, and that neither it nor its Affiliates currently have any minimum or subsequent investment requirements for their Clients' investments in the other Portfolios. Other Institutions may have such requirements. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. If you wish to purchase shares in the Glenmede Fund, you should contact the Advisor by telephone or facsimile or contact your Institution.

         Your Institution may charge you for purchasing or selling shares of a Portfolio. There is no transaction charge for shares purchased directly from a Portfolio through the Advisor.

         Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES

         You may redeem shares of each Portfolio at any time, without cost, at the NAV per share next determined after the Glenmede Fund's transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact the Advisor by telephone or facsimile or contact your Institution.

         You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Glenmede Fund may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC").

         Redemption proceeds are normally paid in cash, although the Glenmede Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS

         The Glenmede Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on an aggregated basis, to the Glenmede Fund's transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.


                           DIVIDENDS AND DISTRIBUTIONS

         The Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

         The Portfolios normally distribute any realized net capital gains at least once a year.


                                      TAXES

Federal Taxes

         Each Portfolio contemplates declaring, as dividends each year, all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

         If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

         You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         A Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

         It is expected that the International Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Portfolio may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either to credit such proportionate amount of taxes against U.S. Federal income tax liability or to take such amount as an itemized deduction.

State and Local Taxes

         You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Portfolio's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

         The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.


                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor and Sub-Advisors

         Glenmede Advisers, Inc. with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolios. The Advisor, a newly formed, wholly-owned subsidiary of Glenmede Trust, became the investment advisor to the Portfolios on September 1, 2000. Prior thereto, investment advisory services were provided by Glenmede Trust. The Advisor has assumed all rights and obligations of Glenmede

Trust under the Portfolios' Investment Advisory and Sub-Advisory Agreements, and Glenmede Trust has guaranteed all obligations incurred by the Advisor in connection with those agreements. At December 31, 2000, the Glenmede Fund and The Glenmede Portfolios were the Advisor's only accounts.

         Under Investment Advisory Agreements with the Glenmede Fund, the Advisor, subject to the control and supervision of the Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio's purchase and sale orders.

         The Advisor is not entitled to a management fee from the Glenmede Fund for its investment services provided to the Strategic Equity, International and Large Cap Value Portfolios. For the fiscal year ended October 31, 2000, the Small Capitalization Value, Small Capitalization Growth and Core Value Portfolios paid the Advisor and its predecessor, Glenmede Trust (until September 1, 2000), management fees at the annual rate of .55%, .25% and .45%, respectively, of such Portfolio's average daily net assets. Shareholders in the Glenmede Fund who are clients of the Glenmede Trust, or an Affiliate, pay fees which vary, depending on the capacity in which the Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.

         Bruce D. Simon, Chief Investment Officer of the High Net Worth Division of the Advisor, Thomas R. Angers, CFA, First Vice President and Director of Equity Research of the Advisor, and George F. Foley, Vice President and portfolio manager of the Advisor, are primarily responsible for the management of the Strategic Equity Portfolio. Mr. Simon has been responsible for the management of the Portfolio since January 1, 1998 and has been employed by the Advisor and Glenmede Trust as a portfolio manager since 1994. Mr. Angers has been responsible for the management of the Portfolio since September 10, 1998 and has been employed by the Advisor and Glenmede Trust as an equity analyst and Director of Equity Research since 1995. Prior to joining Glenmede Trust, Mr. Angers was a vice president, portfolio manager and securities analyst at Independence Capital Management, Inc. Mr. Foley has been responsible for the management of the Portfolio since October 1, 2000 and has been employed by the Advisor and Glenmede Trust as a portfolio manager since May 2000. Prior to joining Glenmede Trust, Mr. Foley served as Executive Vice President and member of the investment policy committee at Walnut Asset Management from October 1996 to May 2000, and as chief investment officer of IAS Insurance Advisory Services, Inc. from July 1994 to October 1996.

         Andrew B. Williams, Senior Vice President of the Advisor, is primarily responsible for the management of the International Portfolio. Mr. Williams has been responsible for the management of the Portfolio since November 17, 1988. Mr. Williams has been employed by the Advisor and Glenmede Trust as a portfolio manager since May 1985.

         Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Small Capitalization Value Portfolio. Mr. Mancuso has been primarily responsible for the management of the Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor and Glenmede Trust as a portfolio manager since November 1992.

         Stephen A. Mozur, CFA, CPA is the portfolio manager primarily responsible for the management of the Large Cap Value and Core Value Portfolios. Mr. Mozur has been responsible for the management of the Large Cap Value Portfolio since February 9, 1998 and the Core Value Portfolio since it commenced operations on February 28, 2000. Mr. Mozur has been employed by the Advisor and Glenmede Trust as a portfolio manager since February 1998. Prior to joining Glenmede Trust, he was responsible for portfolio management and research at both Newbold's Asset Management from 1987 to 1997 and Pilgrim Baxter & Associates from 1997 to February 1998.

         Under an Investment Advisory Agreement for the Small Capitalization Growth Portfolio, the Advisor manages the investment and reinvestment of the assets of the Portfolio directly or through sub-advisors. Specifically, the Advisor continuously reviews, supervises and administers the investment program of this Portfolio, determines in its (or any selected sub-advisor determines in its) discretion the investment decisions for this Portfolio and the securities to be purchased or sold, and monitors the services performed by the selected sub-advisors. For its services, the Advisor is entitled to receive a management fee from this Portfolio at an annual rate of .25% of its average daily net assets.

         Pursuant to the Investment Advisory Agreement, the Advisor serves as investment advisor to the Small Capitalization Growth Portfolio using a multi-manager approach by which the Advisor is permitted to select sub-advisors, subject to the approval of the Glenmede Fund's Board, and allocate the Portfolio's assets between them. When determining how to allocate Portfolio assets between sub-advisors, the Advisor considers a number of factors, including, without limitation, the sub-advisor's investment style and performance record as well as the characteristics of the sub-advisor's typical portfolio investments. The Advisor monitors the performance of each sub-advisor and the Portfolio and, to the extent it deems appropriate to achieve this Portfolio's investment objective, may change the allocation of Portfolio assets between the sub-advisors. Bruce D. Simon, Chief Investment Officer of the Advisor, is primarily responsible for evaluating the performance of the sub-advisors.

         As of the date of this Prospectus, the assets of the Small Capitalization Growth Portfolio are managed in part by Winslow Capital and in part by TCW pursuant to Sub-Investment Advisory Agreements entered into with the Advisor and the Glenmede Fund. For its services, each Sub-Advisor is entitled to receive a management fee from the Portfolio at an annual rate of .60% of the portion of the Portfolio's average daily net assets allocated to that Sub-Advisor. Each Sub-Advisor, subject to the control and supervision of the Advisor and the Glenmede Fund's Board, and in conformance with the stated investment objectives and policies of the Portfolio, performs sub-advisory and portfolio transaction services for the Portfolio. These services include managing the Portfolio's holdings in accordance with its investment objective and policies, making investment decisions concerning investments for the Portfolio, placing purchase and sale orders for portfolio transactions and providing the Advisor and the Board with records and regular reports concerning the discharge of its responsibilities.

         Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital was founded in 1992 to manage a limited number of growth equity accounts for corporations, endowments, foundations, public funds and other institutions. The firm is 100% employee owned and is a registered investment advisor. As of December 31, 2000, Winslow Capital managed over $730 million in assets for 19 clients.

         Winslow Capital employs a team approach to manage its allocated portion of the Portfolio's assets; however, Joseph J. Docter is primarily responsible for implementing the principal investment strategy. Mr. Docter has been a Managing Director and portfolio manager at Winslow Capital since joining the firm in April 1997. From 1996 to 1997, Mr. Docter was a partner and equity portfolio manager at Baird Capital Management. For 12 years prior to that, he was an analyst and portfolio manager with Firstar Investment Research and Management Company (FIRMCO) in Milwaukee, Wisconsin. At FIRMCO, he was responsible for the start-up and portfolio management for the Emerging Growth product. He managed in excess of $1.1 billion in individually managed institutional assets, mutual funds and commingled trust funds.

         TCW is located at 865 S. Figueroa Street, Los Angeles, California, 90017. It is a wholly-owned subsidiary of The TCW Group, Inc. Established in 1971, TCW Group companies provide a variety of trust, investment management and investment advisory services. As of December 31, 2000, TCW Group companies had over $80 billion of assets under management or committed to management. Mr. Douglas Foreman, Mr. Christopher Ainley and Mr. Nicholas Capuano jointly manage TCW's portion of the Portfolio's assets. Mr. Foreman is one of the firm's Group Managing Directors and is the Chief Investment Officer-U.S. Equities. He joined TCW as a Group Managing Director in 1994. Prior to that time, he spent eight years at Putnam Investments in Boston, Massachusetts. Mr. Foreman spent his last five years at Putnam managing institutional accounts and mutual funds for clients. Mr. Ainley has been a Managing Director and a portfolio manager at TCW since joining the firm in 1994. Prior to that time, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Mr. Capuano is also a Managing Director and a portfolio manager at TCW. He joined the firm as an Account Manager in 1990. From 1992 until 1999 he was a senior analyst for small cap growth strategy and in 1999 he became a portfolio manager.


                               GENERAL INFORMATION

         If you have any questions regarding the Portfolios contact the Glenmede Fund at the address or telephone number stated on the back cover page.

                              FINANCIAL HIGHLIGHTS


         The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years (or since inception for Portfolios lacking a 5 year record). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Annual Report, which is available upon request.

                             International Portfolio

                 (For a share outstanding throughout each year)




                                                                            Year Ended October 31,
                                                       --------------------------------------------------------------------
                                                        2000            1999           1998            1997          1996
                                                        ----            ----           ----            ----          ----
Net asset value, beginning of year.............        $17.87         $15.66          $15.11         $13.87          $12.70
                                                       ------         ------          ------         ------          ------

Income from investment operations:
  Net investment income........................          0.45           0.48            0.37           0.39            0.40
  Net realized and unrealized
    gain (loss) on investments...................       (1.09)          3.33            0.74           1.89            1.29
                                                       ------         ------          ------         ------          ------
Total from investment operations...............         (0.64)          3.81            1.11           2.28            1.69
                                                       ------         ------          ------         ------          ------

Less Distributions from:
  Net investment income........................         (0.33)         (0.57)          (0.40)         (0.35)          (0.43)
  Net realized capital gains...................         (1.11)         (1.03)          (0.16)         (0.62)          (0.04)
  In excess of net realized gains..............            --             --              --             --           (0.05)
  In excess of net investment income...........            --             --              --          (0.07)             --
                                                       ------         ------          ------         ------          ------

Total distributions............................         (1.44)         (1.60)          (0.56)         (1.04)          (0.52)
                                                       ------         ------          ------         ------          ------

Net asset value, end of year...................        $15.79         $17.87          $15.66         $15.11          $13.87
                                                       ======         ======          =======        ======          ======

Total Return(1)................................       (3.70)%         24.65%           7.44%         16.35%          13.47%
                                                       ======         ======           =====         ======           =====

Ratios to average net assets/
Supplemental data:
  Net assets, end of year (in 000's)...........    $1,486,088     $1,500,559      $1,135,192     $1,051,102        $643,459
  Ratio of operating expenses to average                0.11%          0.11%           0.13%          0.14%           0.18%
    net assets
  Ratio of net investment income to
    average net assets.........................         2.30%          2.52%           2.32%          2.77%           3.05%
  Portfolio turnover rate......................           36%            20%             19%            15%              6%

-----------------
1. Total return represents the aggregate total return for the period indicated.

                            Large Cap Value Portfolio

                 (For a share outstanding throughout each year)



                                                                            Year Ended October 31,
                                                       --------------------------------------------------------------------
                                                        2000            1999           1998            1997          1996
                                                        ----            ----           ----            ----          ----
Net asset value, beginning of year.............        $11.24         $11.77          $13.29         $11.68         $10.34
                                                       ------         ------          ------         ------          ------

Income from Investment Operations:
  Net investment income........................          0.18           0.18            0.24           0.29            0.26
  Net realized and unrealized
   gain on investments.........................         (0.15)          2.00            0.35           3.95            1.49
                                                        ------        ------          ------         ------          ------
Total from investment operations...............          0.03           2.18            0.59           4.24            1.75
                                                        ------        ------          ------         ------          ------

Less Distributions from:
  Net investment income........................         (0.16)         (0.19)          (0.25)         (0.29)          (0.27)
  Net realized capital gains...................         (0.08)         (2.52)          (1.86)         (2.34)          (0.14)
                                                        ------        ------          ------         ------          ------
     Total distributions.......................         (0.24)         (2.71)          (2.11)         (2.63)          (0.41)
                                                        ------        ------          ------         ------          ------

Net asset value, end of year...................        $11.03         $11.24         $ 11.77         $13.29          $11.68
                                                       ======         ======           =====         ======           =====

Total Return(1)................................         0.30%         19.59%           4.77%         36.55%          17.13%
                                                       ======         ======           =====         ======           =====

Ratios to average net asset/
Supplemental data:
  Net assets, end of year (in 000's)...........       $21,251        $59,178         $66,620        $71,177         $50,131
  Ratio of operating expenses to average
   net assets..................................         0.23%          0.13%           0.12%          0.13%           0.15%
  Ratio of net investment income to
   average net assets..........................         1.50%          1.28%           1.74%          2.10%           2.62%
  Portfolio turnover rate......................          108%           105%            132%           109%            104%

-----------------
1. Total return represents the aggregate total return for the period indicated.

            Small Capitalization Value Portfolio (Advisor Shares )(2)

                 (For a share outstanding throughout each year)



                                                                                Year Ended October 31,
                                                       --------------------------------------------------------------------
                                                        2000           1999           1998          1997         1996
                                                        ----           ----           ----          ----         ----
Net asset value, beginning of year.............        $15.04         $15.28          $19.06         $16.12          $14.98
                                                       ------         ------          ------         ------          ------

Income from investment operations:
  Net investment income........................          0.11           0.20            0.19           0.38            0.33
  Net realized and unrealized
    gain (loss) on investments.................          3.07          (0.25)          (3.66)          6.32            2.38
                                                         ----          ------         ------        ------           ------
  Total from investment operations.............          3.18          (0.05)          (3.47)          6.70            2.71
                                                         ----          ------         ------        ------           ------

Less Distributions from:
  Net investment income........................         (0.11)         (0.19)          (0.19)         (0.37)          (0.33)
  Net realized capital gains...................         (1.07)                         (0.12)         (3.39)          (1.24)
                                                       ------         ------          ------         ------          ------

  Total distributions..........................         (1.18)         (0.19)          (0.31)         (3.76)          (1.57)
                                                       ------         ------          ------         ------          ------

Net asset value, end of year...................        $17.04         $15.04          $15.28         $19.06          $16.12
                                                       ======         ======          =======        ======          ======

Total Return(1)................................        21.43%        (0.32)%        (18.35)%         41.80%          18.22%
                                                       ======         ======          =======        ======          ======


Ratios to average net assets/
Supplemental data:
  Net assets, end of year (in 000's)...........      $242,395       $253,357        $307,596       $434,656        $308,415
  Ratio of operating expenses to average net
   assets......................................         0.90%          0.88%           0.76%          0.12%           0.17%
  Ratio of net investment income to average net
   assets......................................         0.62%          1.27%           1.07%          2.00%           2.15%
  Portfolio turnover rate......................           67%            77%             42%            59%             37%

-----------------

1. Total return represents the aggregate total return for the period indicated.

2. On February 28, 2000, the Small Capitalization Equity Portfolio changed its name to the Small Capitalization Value Portfolio.

                          Strategic Equity Portfolio(2)

                 (For a share outstanding throughout each year)


                                                                                Year Ended October 31,
                                                       --------------------------------------------------------------------
                                                        2000           1999           1998          1997         1996
                                                        ----           ----           ----          ----         ----
Net asset value, beginning of year.............        $22.70         $20.69          $20.11         $16.79          $14.67
                                                       ------         ------          ------         ------          ------

Income from investment operations:
  Net investment income........................          0.25           0.28            0.37           0.28            0.41
  Net realized and unrealized
    gain on investments                                  1.57           4.51            1.02           5.69            3.73
                                                         ----         ------          ------         ------          ------
Total from investment operations...............          1.82           4.79            1.39           5.97            4.14
                                                         ----         ------          ------         ------          ------

Less Distributions from:
   Net investment income.......................         (0.25)         (0.28)          (0.36)         (0.28)          (0.40)
   Net realized capital gains..................         (3.08)         (2.50)          (0.45)         (2.37)          (1.62)
                                                       ------         ------          ------         ------          ------
   Total distributions.........................         (3.33)         (2.78)          (0.81)         (2.65)          (2.02)
                                                       ------         ------          ------         ------          ------

Net asset value, end of year...................        $21.19         $22.70          $20.69         $20.11          $16.79
                                                       ======         ======          =======        ======          ======

Total Return(1)................................         8.49%         23.88%           7.00%         36.39%          28.65%
                                                       ======         ======          =======        ======          ======

Ratios to average net assets/
Supplemental data:
 Net assets, end of year (in 000's)............      $168,564       $148,784        $152,601       $140,495         $94,185

 Ratio of operating expenses to average net
   assets......................................         0.14%          0.12%           0.12%          0.13%           0.17%
 Ratio of net investment income to average net          1.00%          1.17%           1.71%          1.91%           2.26%
   assets......................................
 Portfolio turnover rate......................            47%            40%             52%            26%             36%

-----------------
1. Total return represents the aggregate total return for the period indicated.

2. On February 28, 2000, Tax Managed Equity Portfolio changed its name to Strategic Equity Portfolio.

                      Small Capitalization Growth Portfolio

                 (For a share outstanding throughout the period)

                                                                For the Period
                                                            December 29, 1999(1)
                                                                   Through
                                                              October 31, 2000
                                                            --------------------

Net asset value, beginning of period........................       $10.00
                                                                   ------
Income from investment operations:
Expenses in excess of investment income.....................        (0.03)
Net realized and unrealized loss on investments.............        (0.75)
                                                                   ------
Total from investment operations............................        (0.78)
                                                                   ------
Net asset value, end of period..............................        $9.22
                                                                   ======
Total Return(2).............................................      (7.80)%
                                                                   ======
Ratios to average net assets/Supplemental data:
Net assets, end of period (in 000's)........................     $182,847
Ratio of operating expenses to average net assets...........        1.23%(3)
Ratio of expenses in excess of income to average
  net assets................................................      (0.60)%(2)
Portfolio turnover rate.....................................          78%

-----------------
(1) Commencement of operations.
(2) Total return represents aggregate total return for the period indicated.
(3) Annualized.

                              Core Value Portfolio

                 (For a share outstanding throughout the period)


                                                                For the Period
                                                            December 29, 1999(1)
                                                                   Through
                                                              October 31, 2000
                                                            --------------------

Net asset value, beginning of period........................       $10.00
                                                                   ------
Income from investment operations:
Net investment income.......................................         0.06
Net realized and unrealized gain on investments.............         0.45
                                                                   ------
Total from investment operations............................         0.51
                                                                   ------
Less Distributions from:
Net investment income.......................................        (0.03)
                                                                   ------
Total distributions.........................................        (0.03)
                                                                   ------

Net Asset Value, End of Period..............................       $10.48
                                                                   ======
Total Return(2).............................................        5.10%
                                                                   ======
Ratio to average net assets/Supplemental Data:
Net assets, end of period (in 000's)........................      $22,472
Ratio of operating expenses to average net assets...........        0.74%(3)
Ratio of net investment income to average
 net assets.................................................        0.53%(3)
Portfolio turnover rate.....................................          62%

-----------------
(1) Commencement of operations.
(2) Total return represents aggregate total return for the period indicated.
(3) Annualized.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolios' investments and performance. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolios' investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolios' Annual Report, Semi-Annual Report or SAI. You may also request other information about the Portfolios, and make inquiries.

Write to:

             The Glenmede Fund, Inc.
             One South Street
             Baltimore, MD  21202

  By phone:
             1-800-442-8299


Information about the Portfolios (including the Portfolios' SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Glenmede Fund, Inc.'s Investment Company Act File No. is 811-5577

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2001

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and, collectively with the Glenmede Fund, the "Funds") Prospectuses dated February 28, 2001, as amended or supplemented from time to time (the "Prospectuses"). No investment in shares of a Portfolio should be made without first reading the Prospectus of the Portfolio. This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity, Small Capitalization Value (Advisor Shares and Institutional Shares), Large Cap Value, Core Value, Small Capitalization Growth, Muni Intermediate, New Jersey Muni and Institutional International Portfolios. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. The Funds' audited financial statements and financial highlights appearing in the 2000 Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectuses and Annual Report are available without charge, upon request, by calling the Funds at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.

                               Table of Contents                            Page
THE FUNDS......................................................................1
INVESTMENT STRATEGIES..........................................................1
COMMON INVESTMENT POLICIES AND RISKS...........................................9
PRICE OF PORTFOLIO SHARES.....................................................16
PURCHASE OF SHARES............................................................18
REDEMPTION OF SHARES..........................................................18
SHAREHOLDER SERVICES..........................................................18
PORTFOLIO TURNOVER............................................................18
INVESTMENT LIMITATIONS........................................................19
MANAGEMENT OF THE FUNDS.......................................................22
INVESTMENT ADVISORY AND OTHER SERVICES........................................25
PORTFOLIO TRANSACTIONS........................................................29
ADDITIONAL INFORMATION CONCERNING TAXES.......................................32
PERFORMANCE CALCULATIONS......................................................40
GENERAL INFORMATION...........................................................45
FINANCIAL STATEMENTS..........................................................46
OTHER INFORMATION.............................................................47
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS............................A-1

                                    THE FUNDS

         The Glenmede Fund was organized as a Maryland corporation on June 30, 1988. The Glenmede Fund's Articles of Incorporation authorize its Board of Directors to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios ("Portfolios") from time to time. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, the Glenmede Fund is offering shares of the following ten Portfolios: International Portfolio, Large Cap Value Portfolio, Small Capitalization Value Portfolio (Advisor Shares and Institutional Shares), Strategic Equity Portfolio, Core Value Portfolio, Small Capitalization Growth Portfolio, Government Cash Portfolio, Tax-Exempt Cash Portfolio, Core Fixed Income Portfolio and Institutional International Portfolio.

         The Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. The Glenmede Portfolios' Master Trust Agreement authorizes its Board of Trustees to issue an unlimited number of shares of beneficial interest with a $.001 par value. The Board has the power to subdivide these shares into one or more investment portfolios (Sub-Trusts). Currently, the Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.

         Each Fund is an open-end, management investment company. The International, Large Cap Value, Small Capitalization Value, Strategic Equity, Core Value, Small Capitalization Growth, Core Fixed Income, Government Cash, Tax-Exempt Cash and Institutional International Portfolios are diversified Portfolios of the Glenmede Fund. The Muni Intermediate and New Jersey Muni Portfolios are non-diversified Portfolios of the Glenmede Portfolios.

         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. On February 28, 2000, the Small Capitalization Equity Portfolio (Advisor and Institutional Shares) changed its name to the Small Capitalization Value Portfolio (Advisor and Institutional Shares). On August 20, 1998, the Equity Portfolio changed its name to the Tax Managed Equity Portfolio, and then on February 28, 2000, it changed its name to the Strategic Equity Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.

         On March 1, 1991 the Small Capitalization Value Portfolio commenced operations offering a single class of shares. On January 1, 1998, the Small Capitalization Value Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares." Historical information concerning expenses and performance prior to January 1, 1998 is that of the Advisor Shares.

                              INVESTMENT STRATEGIES

         The following investment strategies supplement those set forth in the Funds' Prospectuses. Unless specified below and except as described under "Investment Limitations," the following investment strategies are not fundamental and a particular Fund's Board may change such strategies without shareholder approval.

Government Cash Portfolio

         During normal market conditions, the Portfolio will invest at least 65% of its total assets in short-term U.S. dollar denominated money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government, and repurchase agreements secured by securities issued or sponsored by such entities.

         The Portfolio may invest in the following Eligible Securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (e.g., Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). Additionally, the Portfolio may enter into reverse repurchase agreements.

Tax-Exempt Cash Portfolio

         Municipal obligations in which the Portfolio may invest include the following Eligible Securities: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the Advisor's opinion, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

         The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         The municipal obligations in which the Portfolio invests may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Advisor deems the investment to involve minimal credit risk. The Advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

Core Fixed Income Portfolio

         The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated; and
(v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, the Portfolio will invest no more than 35% of the value of its total assets in the securities described in
(ii) and (v) of the first sentence of this paragraph.

         The Portfolio's securities held subject to repurchase agreements may have stated maturities exceeding 13 months, however, the Advisor currently expects that repurchase agreements will mature in less than 13 months.

         Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities consisting of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities, however, they may be guaranteed up to a certain amount by a private issuer through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

         An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

Muni Intermediate and New Jersey Muni Portfolios

         The Portfolios' investments in municipal obligations may also include tax-exempt commercial paper rated A-1 or higher by S&P or Prime-1 or higher by Moody's.

         For a description of the two principal classifications of municipal obligations, "general obligation" securities and "revenue" securities, see the "Tax-Exempt Cash Portfolio" above.

         During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not municipal obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to municipal obligations as set forth above and in the Portfolios' prospectus under the heading "Bond Portfolios--Investment Duration and Quality," or if unrated, are of comparable quality as determined by the Advisor. Additionally, each Portfolio may invest, without limitation, in other non-municipal debt obligations, such as bank obligations which are also of comparable quality as determined by the Advisor. Furthermore, each Portfolio may acquire "stand-by commitments" with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

International Portfolio

         The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

         The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit

(including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

Large Cap Value Portfolio

         From time to time, the Advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio's performance.

         The Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts ("ADRs") listed on the New York Stock Exchange. The Portfolio will not engage in "market timing" transactions. However, for temporary purposes the Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

Small Capitalization Value Portfolio

         The Portfolio may invest in securities of companies located outside the United States.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Index. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500.

Strategic Equity Portfolio

         The Portfolio expects to have a low portfolio turnover rate relative to other funds with similar investment objectives. It is impossible to predict the impact of such a strategy on the realization of gains and losses. Additionally, the Portfolio reserves the right to sell securities irrespective of how long they have been held.

         The Portfolio may sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Portfolio would have held it for the long-term holding period. The Portfolio may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions. Certain equity and other securities held by the Portfolio will produce ordinary taxable income on a regular basis.

         The Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio may also purchase or write call and put options on appropriate securities or securities indices. The aggregate value of the Portfolio's assets subject to options written may not exceed 50% of its total assets (taken at market value on the date written) and the aggregate premiums on options purchased by the Portfolio will not exceed 50% of its total assets. Options can attempt to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Additionally, the Portfolio may also enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

         Purchasing Options. The Portfolio may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitles the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the call option.

         The Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or in securities in which it may invest. The purchase of a put option entitles the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options will tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Portfolio will purchase put and call options on securities indices for the same purposes as it will purchase options on individual securities.

         Writing Covered Options. The Portfolio may write covered call and put options on any securities in which it may invest. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Portfolio will be covered, which means that the Portfolio will own the securities subject to the option as long as the option is outstanding or the Portfolio will use the other methods described below. The Portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Portfolio foregoes the opportunity to profit from an increase in the market price of the underlying security that exceeds the exercise price of the call option.

         A put option written by the Portfolio obligates the Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Portfolio will be covered, which means that the Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Portfolio. However, in return for the option premium, the Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

         Call and put options written by the Portfolio will also be considered to be covered to the extent that the Portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Portfolio.

         In addition, a written call option or put option may be covered by segregating cash or liquid assets, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

         The Portfolio may also write covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Portfolio) upon conversion or exchange of other securities in its portfolio. The Portfolio may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

         The Portfolio may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Small Capitalization Growth Portfolio

         The Portfolio may invest in securities of companies located outside the United States.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the largest market capitalization of any stock in the Russell 2000 Growth Index. However, if warranted in the judgement of the Sub-Advisors, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

Core Value Portfolio

         From time to time, the Advisor may revise its equity computer model programs to try to maintain or enhance the Portfolio's performance.

         The Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depositary Receipts ("ADRs") listed on the New York Stock Exchange. The Portfolio will not engage in "market timing" transactions. However, for temporary purposes the Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

Institutional International Portfolio

         The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act); and U.S. or foreign securities convertible into foreign common stock.

         The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         The Portfolio may also enter into forward currency exchange contracts only to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes.

                      COMMON INVESTMENT POLICIES AND RISKS

Repurchase Agreements

         Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the International, Large Cap Value, Core Value, Small Capitalization Growth, Institutional International, Small Capitalization Value, Strategic Equity, Muni Intermediate and New Jersey Muni Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International and Institutional International Portfolios will generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

         In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Portfolio at not less than the agreed upon repurchase price.

          If the seller defaults on its repurchase obligation, a Portfolio holding such obligation will suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

Borrowing

         As a temporary measure for extraordinary or emergency purposes, each Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. If the market value of a Portfolio's securities should decline, the Portfolio may experience difficulty in repaying the borrowing.

Securities Lending

         Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by the particular Fund's Board.

         When lending portfolio securities, the securities may not be available to a Portfolio on a timely basis. Therefore, a Portfolio may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A Portfolio may, from time to time, pay negotiated fees in connection with the lending of securities.

"When Issued," "Delayed Settlement," and Forward Delivery Securities

         Each Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. One form of when-issued or delayed settlement security that the Core Fixed Income Portfolio may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

         Securities purchased or sold on a "when issued," "delayed settlement" or "forward delivery" basis are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed settlement transactions, a Portfolio relies on the seller to complete the transaction; the seller's failure to do so may cause a Portfolio to miss an advantageous price or yield.

Investment Company Securities

         In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies which invest in the obligations of the U.S. Government and its guaranteed or sponsored agencies. In addition, the International and Institutional International Portfolios may each invest in shares of closed-end investment companies which invest chiefly in the shares of companies located outside of the U.S. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations. Furthermore, the investment company securities in which a Portfolio invests may decline in value.

Illiquid Securities

         The Portfolios (other than the Small Capitalization Growth Portfolio) will not invest more than 10% of their respective net assets in securities that are illiquid. The Small Capitalization Growth Portfolio will not invest more than 15% of its net assets in securities that are illiquid. These securities are subject to the risk that should a Portfolio need to dispose of such securities, there may not be a ready market or the Portfolio may have to sell such securities at an undesirable price.

Stand-by Commitments

         The Muni Intermediate and New Jersey Muni Portfolios may acquire stand-by commitments which may increase the cost, and thereby reduce the yield, of the municipal obligation to which such commitment relates.

Foreign Securities

         The International, Strategic Equity, Small Capitalization Value, Large Cap Value, Core Value, Small Capitalization Growth and Institutional International Portfolios may invest in foreign securities. Such investments may involve higher costs than investments in U.S. securities, including higher transaction costs and additional taxes by foreign governments. Foreign investments may also present additional risks associated with currency exchange rates, differences in accounting, auditing and financial reporting standards, holding securities in domestic and foreign custodian banks and depositories, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividends, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

         Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned. The inability of a Portfolio to make intended security purchases due to these and other settlement problems could cause such Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Additionally, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         Although the Portfolios may invest in securities denominated in foreign currencies, the Portfolios value their securities and other assets in U.S. dollars. As a result, the NAV of the Portfolios' shares may fluctuate with U.S.

dollar exchange rates as well as with price changes of a Portfolio's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Portfolios make their investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolios' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Portfolios' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Portfolios are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         The International and Institutional International Portfolios may invest in emerging market countries. Developing countries may impose restrictions on a Portfolio's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts

         The International, Large Cap Value, Core Value and Institutional International Portfolios may purchase certain sponsored or unsponsored depositary receipts. In sponsored programs, an issuer makes arrangements to have its securities traded in the form of depositary receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

         The International, Large Cap Value, Core Value and Institutional International Portfolios may invest in American Depositary Receipts ("ADRs"). ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.

         Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Investments in ADRs, involve risks similar to those accompanying direct investments in foreign securities.

Forward Foreign Exchange Contracts

         The Institutional International and International Portfolios may enter into forward foreign exchange contracts, but such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. The Portfolios would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts allow a Portfolio to hedge the currency risk of portfolio securities denominated in a foreign currency. This method of protecting the value of a Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Additionally, investments in foreign currency exchange contracts involve other risks similar to those accompanying direct investments in foreign securities.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Reverse Repurchase Agreements

         The Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

         The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

         A Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

         The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Portfolio with the proceeds of such an agreement may decline in value, although the Portfolio is obligated to repay the proceeds. In addition, the market value of the securities sold by a Portfolio may decline below the repurchase price, to which the Portfolio remains committed.

Interest Rate Risks

         The Portfolios may invest in fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they usually offer higher yields to compensate investors for the greater risks.

Credit Risks

         Because the Portfolios may invest in fixed-income securities, they are subject to "credit risk"-- the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government Securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government Securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, may present the highest credit risk.

         The Small Capitalization Value and Small Capitalization Growth Portfolios may invest in securities which have the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P). Such securities are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         Ratings published by nationally recognized statistical rating organizations are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

U.S. Government Obligations

         The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

                            PRICE OF PORTFOLIO SHARES

         The NAV per share of each Portfolio is determined by dividing the total market value of its investments and other assets, less liabilities, by the total number of its shares outstanding.

         Equity securities listed on a U.S. securities exchange for which quotations are readily available are valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices.

         For the purpose of calculating the Government Cash and Tax-Exempt Cash Portfolio's (collectively, the "Money Market Portfolios") NAV per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The use of amortized cost and the maintenance of each Money Market Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Money Market Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.

         The Board has established procedures reasonably designed to stabilize the NAV per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.

         In the event of a deviation of over 1/2 of 1% between a Money Market Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a NAV per share as determined by using available market quotations.

         The NAV per share of each Money Market Portfolio will ordinarily remain at $1.00, but each Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Portfolios will maintain a constant NAV per share of $1.00.

         Marketable fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. NAV includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula, when the Advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to specific securities. The matrix pricing method values securities by reference to prices of comparable securities obtained from sources the Advisor deems accurate and reliable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and
(ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

         Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available when assets are valued. If a subsequent occurrence is believed to have changed such value, however, the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board. These securities may trade on days when shares of a Portfolio are not priced; as a result, the NAV of shares of such Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

         The Muni Intermediate and New Jersey Muni Portfolios' municipal obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the Advisor to reflect the fair market value of such municipal obligations. Municipal obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and
(ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the NAV next determined after receipt of the purchase order by the particular Fund. It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), the Funds' transfer agent, and to deliver required funds to The Chase Manhattan Bank, N.A., the Funds' custodian, on a timely basis.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objective and policies.

                              REDEMPTION OF SHARES

         Redemption proceeds are normally paid in cash, although the Funds have elected to be governed by rule 18f-1 under the 1940 Act which permits them to limit each shareholder to cash redemptions of $250,000 or 1% of such Portfolio's NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

                              SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor and the particular Sub-Advisor (with respect to the Small Capitalization Growth Portfolio), will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objective and policies.

                             INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers' acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers, or with respect to each Portfolio other than the Core Value and Small Capitalization Growth Portfolios, invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of each Portfolio, securities subject to legal or contractual restrictions on resale;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (14) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (14).

         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.

         If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.

         With respect to the International, Large Cap Value, Core Value, Small Capitalization Growth, Small Capitalization Value, Strategic Equity and Institutional International Portfolios, borrowings including reverse repurchase agreements and securities purchased on a when issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of each Portfolio's total net assets.

         With respect to investment limitations (7) and (8), the Institutional International and International Portfolios may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers.

Board Members and Officers

         The business and affairs of each of the Funds are managed under the direction of its Board. The following is a list of the Board members and officers of each of the Funds and a brief statement of their principal occupations during the past five years:

Name and Address                          Age      Principal Occupation During Past Five Years
---------------------------               ---      --------------------------------------------------------------------
H. Franklin Allen, Ph.D.                   44      Director of the Glenmede Fund; Trustee of the Glenmede
Finance Department                                 Portfolios; Nippon Life Professor of Finance and Economics;
The Wharton School                                 Professor of Finance and Economics from 1990-1996; Vice Dean and
University of Pennsylvania                         Director of Wharton Doctoral Programs from 1990-1993.  Employed by
Philadelphia, PA  19104-6367                       The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.                    79      Director of the Glenmede Fund; Trustee of the Glenmede
107 Bassett Creek Trail                            Portfolios; Director, Penn Engineering & Manufacturing Corp.;
Hobe Sound, FL 33455                               Former Director of Georgia-Pacific Corp.; Former Chairman and Chief
                                                   Executive Officer Blyth Eastman Dillon & Co., Inc.; Former Managing
                                                   Director of Paine Webber, Inc.; Former Chairman of U.S. Securities
                                                   Industry Association.

John W. Church, Jr.*                       68      Chairman and Director of the Glenmede Fund; Chairman and Trustee of
44 Wistar Road                                     the Glenmede Portfolios; Chief Investment Officer of Girard
Villanova, PA  19085                               Partners LTD; Retired, Executive Vice President and Chief
                                                   Investment Officer of The Glenmede Trust Company from 1979 - 1997.

Francis J. Palamara                        75      Director of the Glenmede Fund; Trustee of the Glenmede
P.O. Box 44024                                     Portfolios; Trustee of Gintel Fund; Former Director of XTRA
Phoenix, AZ  85064-4024                            Corporation; Former Director and Executive Vice President--Finance
                                                   of ARAMARK, Inc.

G. Thompson Pew, Jr.*                      58      Director of the Glenmede Fund; Trustee of the Glenmede
310 Caversham Road                                 Portfolios; Director of The Glenmede Trust Company;  Director of
Bryn Mawr, PA  19010                               The Glenmede Trust Co., N.A.; Former Director of Brown & Glenmede
                                                   Holdings, Inc.; Former Co-Director, Principal and Officer of
                                                   Philadelphia Investment Banking Co.; Former Director and Officer of
                                                   Valley Forge Administrative Services Company.

Mary Ann B. Wirts                          49      President of the Glenmede Fund and the Glenmede Portfolios; First
One Liberty Place                                  Vice President and Manager of The Fixed Income Division of The
1650 Market Street, Suite 1200                     Glenmede Trust Company.  Employed by The Glenmede Trust Company
Philadelphia, PA  19103                            since 1982.

Kimberly C. Osborne                        35      Executive Vice President and Treasurer of the Glenmede Fund and the
One Liberty Place                                  Glenmede Portfolios; Vice President of The Glenmede Trust Company.
1650 Market Street, Suite 1200                     Employed by The Glenmede Trust Company since 1993.
Philadelphia, PA  19103

Michael P. Malloy                          41      Secretary of the Glenmede Fund and the Glenmede Portfolios; Partner
One Logan Square                                   in the law firm of Drinker Biddle & Reath LLP.
18th and Cherry Streets
Philadelphia, PA 19103-6996

--------------
*Board members Church and Pew are "interested persons" of the Funds as that term is defined in the 1940 Act.

         Messrs. Allen, Boothby, Church, Palamara and Pew are members of the Audit and Valuation Committees of the Boards. The Funds' Audit Committees, among other things, review the results of the annual audit and recommend to the Funds the firm to be selected as independent auditors. The Glenmede Fund's Valuation Committee determines, in consultation with the Fund's administrator and Advisor, the fair value of certain securities pursuant to procedures adopted by the Glenmede Fund's Board.

Remuneration of Board Members

         The Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $11,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. The Glenmede Portfolios pays each Board member, other than officers of the Advisor, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Board members receive no compensation as members of the Audit or Valuation Committees. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 2000.

                                                                           Pension or
                                                                           Retirement        Estimated
                                       Aggregate        Aggregate           Benefits          Annual           Total
                                    Compensation      Compensation            Total          Benefits      Compensation
          Name of                        from         from Glenmede        Part of the         Upon          from the
     Person, Position                Glenmede Fund     Portfolios        Funds' Expense     Retirement         Funds
     ----------------               --------------    -------------      --------------     ----------     ------------
H. Franklin Allen, Ph.D.,              $17,125           $1,125              None              None           $18,250
Director/Trustee

Willard S. Boothby, Jr.,               $15,952           $1,048              None              None           $17,000
Director/Trustee

John W. Church, Jr.                    $17,125           $1,125              None              None           $18,250
Director/Trustee

Francis J. Palamara,                   $17,125           $1,125              None              None           $18,250
Director/Trustee

G. Thompson Pew, Jr.,                  $17,125           $1,125              None              None           $18,250
Director/Trustee

Code of Ethics

         The Funds, the Advisor and the Sub-Advisors have each adopted codes of ethics that permit personnel subject to the codes to invest in securities including securities that may be purchased or held by each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor and Sub-Advisors

         The Advisor, Glenmede Advisers, Inc., is a wholly-owned subsidiary of The Glenmede Trust Company. Prior to September 1, 2000, investment advisory services were provided by The Glenmede Trust Company, a limited purpose trust company chartered in 1956. The Glenmede Trust Company is a wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 79 shareholders. The Corporation has a nine person Board of Directors which, at December 31, 2000, collectively, owned 98.67% of the Corporation's voting shares and 33.82% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at December 31, 2000 are as follows:

The Glenmede Corporation                     Percent of              Percent of
Board of Directors                          Voting Shares           Total Shares

Susan W. Catherwood...................         10.83%                    1.12%
Richard F. Pew........................         10.83%                     .96%
Thomas W. Langfitt, M.D...............         11.07%                    8.59%
Arthur E. Pew III.....................         10.83%                     .96%
J. Howard Pew, II.....................         10.83%                    1.30%
J. N. Pew, III........................         11.07%                    4.84%
J. N. Pew, IV.........................         11.07%                    1.31%
R. Anderson Pew.......................         11.07%                    5.40%
Ethel Benson Wister...................         11.07%                    9.34%
                                               ------                   ------
                                               98.67%                   33.82%

         A Sub-Advisor to the Small Capitalization Growth Portfolio, Winslow Capital Management, Inc., was founded in 1992 to manage a limited number of growth equity portfolios for corporations, endowments, foundations, public funds and other institutions. The firm is 96.3% employee owned. These employee-shareholders also act as the firm's Board of Directors and their respective interests in the firm at December 31, 2000 are as follows:

                   Name                 Percent of Ownership
                   ----                 --------------------
          Clark J. Winslow                     57.0%
          Richard E. Pyle, CFA                 21.1%
          R. Bart Wear, CFA                     9.6%
          Joseph J. Docter, CFA                 7.1%
          Jean A. Baillon                       1.5%
                                               ----
                                               96.3%

         A Sub-Advisor to the Small Capitalization Growth Portfolio, TCW Investment Management Company ("TCW"), is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"). (TCW changed its name from TCW Funds Management, Inc. on January 1, 2000.) Established in 1971, TCW Group, including TCW, provide a variety of trust, investment management and investment advisory services. Ownership of TCW Group lies approximately 95% with employees and 5% with the directors. Robert A. Day, who is Chairman of the Board of Directors of TCW Group may be deemed to be a control person of TCW, by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW Group.

         As noted in the Prospectuses, the Advisor does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services.

         The Advisor is entitled to receive a fee from the Small Capitalization Value Portfolio for its investment services calculated daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. Prior to January 1, 1998, the Small Capitalization Value Portfolio did not pay any fees for investment advisory services. For the period September 1, 2000 to October 31, 2000, the Small Capitalization Value Portfolio paid the Advisor advisory fees of $260,202. For the period November 1, 1999 to August 31, 2000, for the fiscal year ended October 31, 1999 and for the period January 1, 1998 to October 31, 1998, the Small Capitalization Value Portfolio paid The Glenmede Trust Company advisory fees of $1,292,750, $1,755,859 and $1,965,405, respectively.

        The Advisor is entitled to receive a fee from the Institutional International Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of average net assets. There were no waivers necessary for the fiscal years ended October 31, 2000, 1999, and 1998 respectively. For the period September 1, 2000 to October 31, 2000, the Institutional International Portfolio paid the Advisor advisory fees of $235,507. For the period November 1, 1999 to August 31, 2000, and for the fiscal years ended October 31, 1999 and 1998, the Institutional International Portfolio paid The Glenmede Trust Company advisory fees of $1,408,048, $1,011,323 and $718,993 respectively.

         The Advisor is entitled to receive a fee from the Small Capitalization Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .25% of the Portfolio's average daily net assets, and each Sub-Advisor is entitled to receive a fee from the Small Capitalization Growth Portfolio for its services, calculated daily and payable monthly, at the annual rate of .60% of that portion of the Portfolio's average daily net assets that the Sub-Advisor manages. For the period September 1, 2000 to October 31, 2000 the Small Capitalization Growth Portfolio paid the Advisor advisory fees of $74,165. For the period December 29, 1999 (commencement of operations) to August 31, 2000, the Small Capitalization Growth Portfolio paid The Glenmede Trust Company advisory fees of $232,332. For the period December 29, 1999 (commencement of operations) to October 31, 2000, the Small Capitalization Growth Portfolio paid TCW and Winslow sub-advisory fees of $260,090 and $277,949, respectively.

         The Advisor is entitled to receive a fee from the Core Value Portfolio for its services, calculated daily and payable monthly, at the annual rate of 0.45% of the Portfolio's average daily net assets. For the period September 1, 2000 to October 31, 2000, the Core Value Portfolio paid the Advisor advisory fees of $16,813. For the period February 28, 2000 (commencement of operations) to August 31, 2000, the Core Value Portfolio paid The Glenmede Trust Company advisory fees of $42,846.

         Additionally, many shareholders in the Portfolios are clients of The Glenmede Trust Company or an Affiliate and, as clients, pay fees which vary depending on the capacity in which The Glenmede Trust Company or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, The Glenmede Trust Company charges its clients up to 1% on the first $2 million of principal .60% on the next $3 million of principal and .50% on the next $5 million of principal. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

Administrative, Transfer Agency and Dividend Paying Services

         ICC, One South Street, Baltimore, Maryland 21202, serves as the Funds' administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of the Funds' investments. ICC is an indirect subsidiary of Deutsche Bank AG. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from the Funds based on the combined net assets of all Portfolios of the Funds according to the following schedule: .12% of the first $100 million; .08% of the next $150 million; .04% of the next $500 million; and .03% over $750 million. The fee is allocated to each Portfolio based on its relative net assets. For the fiscal year ended October 31, 2000, ICC received fees at the rate of .04% of the average net assets of each of the Funds' Portfolios.

         For the fiscal year ended October 31, 2000, the Funds paid ICC fees of $142,356 for the Government Cash Portfolio, $147,993 for the Tax-Exempt Cash Portfolio, $68,384 for the Core Fixed Income Portfolio, $579,912 for the International Portfolio, $59,734 for the Strategic Equity Portfolio, $102,084 for the Small Capitalization Value Portfolio, $11,176 for the Large Cap Value Portfolio, $5,648 for the Muni Intermediate Portfolio, $6,278 for the New Jersey Muni Portfolio and $77,403 for the Institutional International Portfolio. For the period December 29, 1999 (commencement of operations) to October 31, 2000, the Fund paid ICC fees of $33,958 for the Small Capitalization Growth Portfolio. For the period February 28, 2000 (commencement of operations) to October 31, 2000, the Fund paid ICC fees of $4,793 for the Core Value Portfolio.

         For the fiscal year ended October 31, 1999, the Funds paid ICC fees of $177,284 for the Government Cash Portfolio, $136,105 for the Tax-Exempt Cash Portfolio, $94,966 for the Core Fixed Income Portfolio, $472,896 for the International Portfolio, $56,347 for the Strategic Equity Portfolio, $113,673 for the Small Capitalization Value Portfolio, $27,038 for the Large Cap Value Portfolio, $6,477 for the Muni Intermediate Portfolio and $6,639 for the New Jersey Muni Portfolio and $52,101 for the Institutional International Portfolio.

         For the fiscal year ended October 31, 1998, the Funds paid ICC fees of $172,208 for the Government Cash Portfolio, $109,335 for the Tax-Exempt Cash Portfolio, $93,997 for the Core Fixed Income Portfolio, $430,419 for the

International Portfolio, $58,477 for the Strategic Equity Portfolio, $171,862 for the Small Capitalization Value Portfolio, $27,783 for the Large Cap Value Portfolio, $7,047 for the Muni Intermediate Portfolio, $5,131 for the New Jersey Muni Portfolio and $36,343 for the Institutional International Portfolio.

         Shareholder Services Plan

         Glenmede Portfolios has adopted a Shareholder Servicing Plan effective January 1, 1995 and Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (collectively the "Plans") effective January 1, 1998 under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. As of the date of this Statement of Additional Information, the Institutional International Portfolio is not subject to the Plans and, accordingly, pays no shareholder servicing fees. Under the Plans, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% (.25% for the Small Capitalization Growth Portfolio and for the Advisor Shares of the Small Capitalization Value Portfolio), is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. For the period November 1, 1997 through December 31, 1997, Advisor Shares of the Small Capitalization Value Portfolio paid shareholder servicing fees at an annual rate of .05% of average daily net assets. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses.

         The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

         The Glenmede Trust Company has entered into an Agreement with the Funds and provides shareholder support services to their clients who beneficially own shares of certain Portfolios listed below. Shareholder servicing fees paid to The Glenmede Trust Company for the fiscal year ended October 31, 2000 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Capitalization Value, Large Cap Value, Small Capitalization Growth and Core Value Portfolios were $198,652, $207,305, $92,948, $7,800, $8,634, $83,259, $780,280, $650,136, $15,461,
$248,615, and $6,633 respectively.

         Shareholder servicing fees paid to The Glenmede Trust Company for the fiscal year ended October 31, 1999 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity,

International, Small Capitalization Value (Advisor Shares), Small Capitalization Value (Institutional Shares) and Large Cap Value Portfolios were $240,169, $185,886, $130,098, $8,847, $9,197, $76,980, $665,111, $722,155, $15,192 and
$36,258, respectively.

         Shareholder servicing fees paid to The Glenmede Trust Company for the fiscal year ended October 31, 1998 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Strategic Equity, International, Small Capitalization Value (Advisor Shares) and Large Cap Value Portfolios were $232,765, $147,783, $130,578, $9,527, $7,046, $79,117, $621,378,
$849,585 and $37,371, respectively.

         Shareholder servicing fees paid to The Glenmede Trust Company for the period January 2, 1998 (commencement of operations of Institutional Shares) to October 31, 1998 for the Small Capitalization Value Portfolio (Institutional Shares) were $16,036.

Custodian

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., 3 Chase Metrotech Center, Brooklyn, New York 11245.

Distributor

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), Two Portland Square, Portland, Maine 04101, pursuant to Distribution Agreements between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.

Independent Accountants

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, MD, 21201, serves as the Funds' independent accountants and will audit their financial statements annually.

Counsel

         Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Funds.

Reports

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements and the Sub-Advisory Agreements authorize the Advisor, and the Sub-Advisors (Small Capitalization Growth Portfolio), to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor or each Sub-Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor or Sub-Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor or Sub-Advisor under each Investment Advisory Agreement and each Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor to a Portfolio and the Advisor's or Sub-Advisor's other clients.

         The Funds are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents that the Portfolios have acquired during the Funds' most recent fiscal year. During the fiscal year ended October 31, 2000, the Core Fixed Income and International Portfolios acquired and sold securities of their regular broker/dealers. At October 31, 2000, the Core Fixed Income Portfolio held Goldman, Sachs & Co. debt securities with a value of $3,753,880; Merrill Lynch, Pierce, Fenner, & Smith Inc. debt securities with a value of $4,550,875; and Morgan Stanley Dean Witter debt securities with a value of $4,023,504. At October 31, 2000 the International Portfolio held common stock of Nomura Securities Co. Ltd. with a value of $15,604,891.

         During the fiscal year ended October 31, 2000, the Strategic Equity, International, Small Capitalization Value, Large Cap Value and Institutional International Portfolios paid $166,041, $2,549,751, $695,541, $104,154 and
$655,021 in brokerage commissions, respectively. For the period December 29, 1999 (commencement of operations) to October 31, 2000, the Small Capitalization Growth Portfolio paid $72,818 in brokerage commissions. From February 28, 2000 (commencement of operations) to October 31, 2000, the Core Value Portfolio paid $34,107 in brokerage commissions. During the fiscal year ended October 31, 1999, the Strategic Equity, International, Small Capitalization Value, Large Cap Value and Institutional International Portfolios paid $172,117, $1,189,519, $922,862, $1,254,914 and $184,218, in brokerage commissions, respectively. During the fiscal year ended October 31, 1998, the Strategic Equity, International, Small Capitalization Value, Large Cap Value and Institutional International Portfolios paid $191,112, $889,483, $613,021, $225,179 and $89,805 in brokerage commissions, respectively.

         The Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         To the extent that a Portfolio effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Funds, the Advisor, Sub-Advisors or ICC Distributors, such transactions will be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

         During the fiscal year ended October 31, 2000, neither the Funds nor the Portfolios paid any brokerage commissions to affiliated persons. During the fiscal year ended October 31, 1999, the International and Institutional International Portfolios paid $14,840 and $1,501, respectively, in brokerage commissions to an affiliated person (representing 1.25% and 0.81%, respectively, of total commissions paid). These commissions were paid to DB Alex Brown LLC who was affiliated with two of the Fund's officers prior to June 14, 1999. The total amount of transactions on which brokerage commissions were paid by the International and Institutional International Portfolios was $557,244,184 and $85,256,061, respectively, of which 1.34% and 0.89%, respectively, involved the payment of commissions effected through affiliated persons.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor or each Sub-Advisor may place portfolio orders with qualified broker-dealers who refer clients to it.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor or Sub-Advisor. If the purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor or a Sub-Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor or such Sub-Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

General

           The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Code, and intends to qualify as a regulated investment company. Such qualification generally relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. (In general, a Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year.) In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain distributions received with respect to the shares.

         The following Portfolios have available capital loss carryforwards as of October 31, 2000 to offset future net capital gains through the indicated expiration dates as follows:

                      Expiring    Expiring    Expiring    Expiring   Expiring    Expiring    Expiring    Expiring     Expiring

Portfolio             in 2000     in 2001     in 2002     in 2003    in 2004     in 2005     in 2006      In 2007      In 2008
---------             --------    --------    --------    --------   --------    --------    --------     -------      -------

Government Cash              -        $127      $1,000     $26,819          -      $7,815           -

Tax- Exempt Cash             -      19,079       8,905      27,815        $13           -      $7,168

Core Fixed Income            -           -   7,273,798                                                 $1,869,325   $3,712,033

Muni Intermediate            -           -     143,831     549,436      2,107      42,723           -                   39,944

New Jersey Muni              -           -      56,593      21,708     11,660           -       1,722       2,683       30,509

Small                        -           -           -           -          -           -                            3,250,830
Capitalization
Growth

Large Cap Value                                                                                                         92,426

Core Value                                                                                                             191,628

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

International and  Institutional International Portfolios

        Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios

          As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios are not suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such year.

         While each Portfolio seeks to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

Other Tax Matters

         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

         In addition, in the case of any shares of a PFIC in which a Portfolio invests, the Portfolio may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Special Considerations Regarding Investment In Pennsylvania Municipal
Obligations

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last seven years; as of June 30, 1999, the General Fund had a surplus of $2,863.4 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of October 13, 2000, suits relating to the following matters: (i) In February 1999, a taxpayer filed a petition for review in the Pennsylvania Commonwealth Court asking the court to declare that Chapter 5 (relating to Sports Facilities Financing) of the Capital Facilities Debt Enabling Act violates the Pennsylvania Constitution. The Commonwealth Court dismissed the action with prejudice, and the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. The petitioner has filed a petition for a writ of certiorari with the United State Supreme Court. On October 10, 2000, the United State Supreme Court denied the petition. (ii) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (iii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. (iv) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On appeal, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce, and it remanded the case to Commonwealth Court for a determination whether the tax is a "compensatory tax" justifying the discrimination or, failing that, a recommendation for a remedy. In November 1999, the Commonwealth Court recommended that (1) for the duration of the contested period, the limitation be invalidated and (2) prospectively, the manufacturing exemption be invalidated in its entirety, leaving to the Pennsylvania legislature the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner. The legislature subsequently amended the state tax law to provide that for the years 1999 and 2000 the manufacturing exemption will apply to both in-state and out-of-state property and payroll. The Pennsylvania Supreme Court is considering the Commonwealth Court's recommendation and the position of the parties. (v) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court. Briefs were filed during 1999. Recently, the Supreme Court ordered the filing of supplemental briefs and scheduled oral argument for the week of December 4, 2000.

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $2.37 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five-year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1996. The audited balance of the City's General Fund as of June 30, 1998 showed a surplus of approximately $169.2 million up from approximately $128.8 million as of June 30, 1997.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had approximately $959 million in Special Revenue Bonds outstanding as of June 30, 2000.

         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey Municipal Obligations

         The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. The State of New Jersey (the "State") generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although the State's manufacturing industry has shown a downward trend in the last few years. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. While the State's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, adverse conditions including a recurrence of high levels of unemployment, could adversely affect the State's overall economy and its ability to meet its financial obligations. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The State and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care, which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         Certain litigation is pending against the State that could adversely affect the ability of the State to pay debt service on its obligations. These include the following matters: (i) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (ii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (iii) several litigations are pending that involve challenges to the adequacy of educational funding and other programs in respect of poor and middle income school districts within the State; (iv) a group of insurance companies have filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (v) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (vi) nineteen State hospitals have brought suits challenging the State's Medicaid hospital reimbursement practices since 1995; (vii) a private healthcare system in a liquidating reorganization has disputed certain debts owed to the State Departments of Health and Senior Services and Human Services and asserted counterclaims totaling approximately $40 to $50 million; (viii) claims and cross-claims for contribution and indemnification have been asserted against the State by an owner-operator of a resource recovery facility and the county pollution control financing authority that issued bonds to finance the facility, in a dispute over the county's solid waste procurement process; (ix) an action has been pending since 1997 for retroactive payment of welfare benefits to persons who have been denied an increase in benefits due to the "family cap" provisions of the State Work First New Jersey Act; (x) several actions have been brought by hospitals challenging the $10 per adjusted hospital admission charges that have been imposed by the State since 1995; (xi) a federal class action was commenced in August 1999 alleging that the State Division of Youth and Family Services has failed to protect abused and neglected children in the State and to furnish legally required services to children and their families; (xii) an owner of approximately 80 acres of wetlands in the City of Cape May has challenged as an unlawful taking the State Department of Environmental Protection's refusal to permit development of the property and is seeking in excess of $28 million in damages; and (xiii) a class action has been brought on behalf of pre-April 1, 1991 recipients of accidental disability retirement benefits under the State Police and Firemen Retirement System, asserting that their benefits should be increased and should be exempted from State taxes. In addition to these specific cases, there are various numbers of tort, medical malpractice, contract and other claims pending against the State and its agencies and employees at any given time, on which the State is unable to estimate its exposure.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A, SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                            PERFORMANCE CALCULATIONS

         Each of the Strategic Equity, International, Small Capitalization Value, Core Value, Small Capitalization Growth, Institutional International and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the S&P 500, the Dow Jones Industrial Average, the Russell Indexes or the NASDAQ Composite Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Strategic Equity, International, Small Capitalization Value, Institutional International, Core Value, Small Capitalization Growth or Large Cap Value Portfolios may also be compared to data prepared by Lipper, Inc. ("Lipper"). In addition, for example, the International or Institutional International Portfolios' total return may also be compared to the Morgan Stanley Capital International EAFE Index (the "EAFE Index").

         Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios may be compared to data prepared by Lipper.

         Each of the Government Cash and Tax-Exempt Portfolios may compare their yields to that of other investment companies with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of the Government Cash or Tax-Exempt Portfolios may be compared to data prepared by iMoneyNet (formerly IBC Financial Data, Inc.).

         Total return, yield (for the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios), and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolios.

         Performance quotations represent a Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor, an Affiliate, or Institutions to their respective clients will not be included in a Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return, as appropriate.

         From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio, may advertise or quote yield, effective yield, tax-equivalent yield (Tax-Exempt Cash Portfolio only), or total return. The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios, and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Money Market Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Money Market Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt.

         The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Money Market Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor" in the Prospectus.

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Money Market Portfolios for the seven-day period ended October 31, 2000.

                                                                   Government                      Tax-Exempt
                                                                 Cash Portfolio                  Cash Portfolio
                                                                    10/31/00                         10/31/00
                                                                 --------------                  --------------
7-Day Current Yield (Net Change X 365/7 average NAV)                  6.55%                            4.15%
7-Day Effective Yield                                                 6.76%                            4.23%
7-Day Effective Tax-Equivalent Yield                                    N/A                            7.00%

---------------------------------
* Assumes an effective Federal income tax rate of 39.6%

         The SEC yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 2000 was 6.86%, 4.89% and 4.50%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [( a-b + 1)6 - 1]
                                        ---
                                        cd

              Where:  a = dividends and interest earned during the period.

                      b = expenses accrued for the period net of reimbursements.

                      c = the average daily number of shares outstanding during
                          the period that were entitled to receive dividends.

                      d = maximum offering price per share on the last day of
                          the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor" in the Prospectus.

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 2000 was 8.10% and 7.96%, respectively (assuming a Federal income tax rate of 39.6% and Pennsylvania and New Jersey income tax rates of
2.80 and 6.37%, respectively).

         The Core Fixed Income, Strategic Equity, International, Small Capitalization Value, Muni Intermediate, New Jersey Muni, Large Cap Value, Core Value, Small Capitalization Growth and Institutional International Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


          P (1 + T)(n)    = ERV

               Where: T   = average annual total return.

                      ERV = ending redeemable value at the end of the period
                            covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                      P   = hypothetical initial payment of $1,000.

                      n   = period covered by the computation, expressed in
                            terms of years.

         The Core Fixed Income, Strategic Equity, International, Small Capitalization Value, Muni Intermediate, New Jersey Muni, Large Cap Value, Core Value, Small Capitalization Growth and Institutional International Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                               T = [( ERV ) - 1]
                                      ---
                                       P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. None of the Portfolio's average annual total return and aggregate total return reflects any fees charged by the Advisor, an Affiliate, or Institutions to their clients. See "Investment Advisor" in the Prospectuses.

          On January 2, 1998, the Small Capitalization Value Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small Capitalization Value Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to January 2, 1998 is represented by performance of the Advisor Shares.

         Set forth below are the average annual total return figures for the Core Fixed Income, Strategic Equity, International, Small Capitalization Value, Muni Intermediate, Large Cap Value, New Jersey Muni Institutional International, Small Capitalization Growth and Core Value Portfolios since inception and for the one-, five-, and ten-year periods ended October 31, 2000.

                                                                                  Small                 Small
                              Core Fixed     Strategic                        Capitalization        Capitalization      Core
                                Income        Equity    International              Value                Growth          Value
                               Portfolio     Portfolio    Portfolio              Portfolio             Portfolio      Portfolio
                              ----------     ---------  -------------          --------------         --------------    ---------
                                                                                            Institu-
                                                                           Advisor           tional
                                                                            Shares           Shares
                                                                           -------          --------
1 Year Ended 10/31/00            6.19%         8.49%        (3.70)%          21.43%          21.65%        N/A            N/A
5 Years Ended 10/31/00           6.14%        20.34%        11.23%           10.63%          10.75%        N/A            N/A
10 Years Ended 10/31/00          7.32%        18.36%        11.43%             N/A             N/A         N/A            N/A
Inception to 10/31/00            7.76%        15.01%        10.91%           12.64%          12.71%      (7.80)% (cum)   5.10% (cum)


                              Large Cap      New Jersey       Muni        Institutional     Government      Tax-Exempt
                                Value           Muni      Intermediate    International        Cash            Cash
                              Portfolio      Portfolio      Portfolio        Portfolio       Portfolio       Portfolio
                              ---------      ---------    ------------    -------------     ----------      -----------
1 Year Ended 10/31/00            0.30%         5.77%         5.77%           (5.87)%          6.15%            3.88%
5 Years Ended 10/31/00          14.98%         4.71%         4.91%           10.43%           5.55%            3.44%
10 Years Ended 10/31/00           N/A           N/A           N/A              N/A            5.14%            3.39%
Inception to 10/31/00           14.29%         4.41%         5.21%           10.90%           5.75%            3.84%

* Annualized
**The Institutional International Portfolio's average annual total return figures for the 5 Year and since Inception periods above are net of fee waivers. The Portfolio's average annual total return figures without fee waivers for the 5-Year and since Inception periods would have been lower.
(1) Calculated w/inception date of 3/1/91.

Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Strategic Equity Portfolio...................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Value Portfolio
    Advisor Shares...........................................     03/01/91
    Institutional Shares.....................................     01/02/98
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     01/04/93
New Jersey Muni Portfolio....................................     11/03/93
Institutional International Portfolio........................     08/01/92
Government Cash Portfolio....................................     11/07/88
Tax-Exempt Cash Portfolio....................................     11/10/88
Small Capitalization Growth Portfolio........................     12/29/99
Core Value Portfolio.........................................     02/28/00

         Set forth below are the aggregate total return figures for the Core Fixed Income, Strategic Equity, International, Small Capitalization Value, Muni Intermediate, Large Cap Value, New Jersey Muni and Institutional International, Small Capitalization Growth and Core Value Portfolios from inception to October 31, 2000.

Portfolio                         Inception Date          Aggregate Total Return
---------                         --------------          ----------------------
Core Fixed Income                    11/17/88                     144.26%
Strategic Equity                     07/20/89                     384.56%
International                        11/17/88                     244.86%
Small Capitalization Value
     Advisor Shares                  03/01/91                     216.21%
     Institutional Shares            01/02/98                     218.01%
Muni Intermediate                    06/05/92                      53.24%
Large Cap Value                      01/04/93                     184.31%
New Jersey Muni                      11/03/93                      35.24%
Institutional International          08/01/92                     134.70%
Small Capitalization Growth          12/29/99                      (7.8)%
Core Value                            2/28/00                        5.1%

                               GENERAL INFORMATION

Description of Shares and Voting Rights

         The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the SEC has expressed the view that the use of a combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors or trustees may be effectively acted upon by shareholders of the Fund voting without regard to the Portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Glenmede Fund's Articles of Amendment and Restatement, the Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Glenmede Fund entitled to vote thereon.

Certain Record Holders

         As of February 1, 2001, The Glenmede Trust Company held of record substantially all of the outstanding shares of each Portfolio (including the Advisor and Institutional Share classes of the Small Capitalization Value Portfolio). For more information about The Glenmede Trust Company and the Advisor, see "Investment Advisor" in the Prospectuses. As of February 1, 2001, the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

Dividends and Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

                              FINANCIAL STATEMENTS

         The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Strategic Equity (formerly, Tax-Managed Equity), Small Capitalization Value (formerly, Small Capitalization Equity), Large Cap Value, Muni Intermediate, New Jersey Muni, Institutional International, Small Capitalization Growth and Core Value Portfolios for the year or period ended October 31, 2000, and the financial highlights for each of the respective periods presented, appearing in the 2000 Annual Report to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 2000 Annual Report to Shareholders are incorporated herein.

                                OTHER INFORMATION

         The Funds' Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I.       Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities posses high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

II.      Corporate and Municipal Long-Term Debt Ratings

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments of maintenance of other terms of the contracts over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adverse affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

III.     Municipal Note Ratings

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade

("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

IV.      Description of Mortgage-Backed Securities

         Mortgage-Related Securities. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie

Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Core Fixed Income Portfolio may invest in mortgage-backed securities issued or sponsored by both government and non-governmental entities. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Privately-issued mortgage backed securities must have a rating of at least A by S&P or Moody's or which if unrated, is in the Advisor's opinion equivalent in credit quality to securities so rated. The ratings assigned by a rating organization (e.g., S&P or Moody's) to privately-issued mortgage-backed securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. Additionally, in order to receive a high quality rating from the rating organizations, privately issued mortgaged-backed securities normally are structured with one or more types of "credit enhancement." Credit enhancement falls generally into two categories: (i) liquidity protection and
(ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

         The Core Fixed Income Portfolio may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or sponsored enterprises such as Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC certificates in full, whether or not sufficient funds are otherwise available.

         Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

         CMOs and guaranteed REMIC certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

         CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These are referred to as "sequential pay" CMOs, or REMIC Certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

         Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC certificates may be issued in sequential pay or parallel pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

         CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risk than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, which are unacceptable to the Portfolio based on the Portfolio's analysis of the market value of the security.

         The Core Fixed Income Portfolio may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class mortgage-backed securities. The Core Fixed Income Portfolio may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS' may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Advisor may determine that SMBS' which are U.S. Government securities are liquid for purposes of the Portfolio's limitation on investments in illiquid securities.

         SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Because derivative mortgage-backed securities (such as principal-only
(POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

V.       Description of Asset-Backed Securities

         Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

VI.      Description of U.S. Government Securities and Certain Other Securities

         The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank, Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

VII.     Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VIII.    Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Strategic Equity, International, Small Capitalization Value, Large Cap Value, Core Value, Small Capitalization Growth and Institutional International Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International and Institutional International Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Strategic Equity, International, Small Capitalization Value, Large Cap Value, Core Value, Small Capitalization Growth and Institutional International Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Strategic Equity, International, Small Capitalization Value, Large Cap Value, Core Value, Small Capitalization Growth and Institutional International Portfolios.

IX.      Options

         The Strategic Equity Portfolio's writing and purchase of options is a highly specialized activity which involves investment analysis and risks that are different from those associated with ordinary portfolio securities transactions.

         Purchasing options to attempt to increase return through their price appreciation involves the risk of loss of option premium if the Advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. Writing options to seek to increase income in the Portfolio involves the risk of net loss (after receiving the option premium) if the Advisor is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the Advisor is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Portfolio will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Portfolio's portfolio turnover rate. Higher rates of turnover may result in increased brokerage commissions, and could increase the amount of income received by the Portfolio that constitutes taxable capital gains. To the extent capital gains are realized, distributions from those gains may be ordinary income for federal tax purposes.

         Additionally, there is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or option traded over-the-counter at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (v) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Portfolio may purchase and sell both options that are traded on U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities.

                             THE GLENMEDE FUND, INC.

                            PART C. OTHER INFORMATION


         Item 23. Exhibits

                  (a)      (1)      Articles of Amendment and Restatement dated
                                    October 12, 1988 are incorporated herein by reference to Exhibit 1(a) to Post-Effective
                                    Amendment No. 17 to Registrant's
                                    Registration Statement on Form N-1A (Nos.
                                    33-22884/811-5577) filed with the SEC on
                                    December 29, 1995 ("PEA #17").

                           (2) Articles Supplementary dated August 16, 1989 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(b) to PEA #17.

                           (3) Articles Supplementary dated February 28, 1991 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(c) to PEA #17.

                           (4) Articles Supplementary dated March 3, 1992 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(d) to PEA #17.

                           (5) Articles Supplementary dated June 2, 1992 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(e) to PEA #17.

                           (6) Articles Supplementary dated September 30, 1994 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(f) to PEA #17.

                           (7) Articles Supplementary dated December 30, 1994 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(g) to PEA #17.

                           (8) Articles Supplementary dated February 26, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on June 7, 1997 ("PEA #21").

                           (9) Articles Supplementary dated September 24, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on October 31, 1997 ("PEA
                                    #24").

                           (10) Articles of Amendment dated September 24, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) to PEA #24.

                           (11) Articles of Amendment dated September 24, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(k) to PEA #24.

                           (12) Articles Supplementary dated September 26, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(l) to PEA #24.

                           (13) Articles of Amendment dated December 23, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on March 2, 1998 ("PEA #26").

                           (14) Articles Supplementary dated December 23, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(n) to PEA #26.

                           (15) Articles of Amendment dated August 20, 1998 to Articles of Incorporation are incorporated herein by reference to Exhibit
                                    (a)(15) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 23, 1998 ("PEA
                                    #27").

                           (16) Articles Supplementary dated October 11, 1999 to Articles of Incorporation are incorporated herein by reference to Exhibit
                                    (a)(16) to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on October 15, 1999 ("PEA
                                    #29").

                           (17) Articles Supplementary dated December 13, 1999 to Articles of Incorporation are incorporated herein by reference to Exhibit
                                    (a)(17) to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on December 15, 1999 ("PEA
                                    #30").

                           (18) Articles of Amendment dated February 1, 2000 to Articles of Incorporation are incorporated herein by reference to Exhibit
                                    (a)(18) to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) filed with the SEC on February 28, 2000 ("PEA
                                    #31").



                  (b) By-Laws of Registrant are incorporated herein by reference to Exhibit 2 to PEA #17.

                  (c) See: Article Fifth, Articles of Amendment and Restatement dated October 12, 1988 which are incorporated herein by reference to Exhibit 1(a) to PEA #17; Articles Supplementary dated August 16, 1989 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(b) to PEA #17; Articles Supplementary dated February 28, 1991 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(c) to PEA #17; Articles Supplementary dated March 3, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(d) to PEA #17; Articles Supplementary dated June 2, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(e) to PEA #17; Articles Supplementary dated September 30, 1994 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(f) to PEA #17; Articles Supplementary dated December 30, 1994 to Articles of Incorporation which are incorporated by reference to
                           Exhibit 1(g) to PEA #17; Articles Supplementary dated February 26, 1997 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(h) to PEA #21; Articles Supplementary dated September 24, 1997 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(i) to PEA #24; Articles Supplementary dated September 26, 1997 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(l) to PEA #24; Articles Supplementary dated December 23, 1997 to Articles of Incorporation which are incorporated herein by reference as Exhibit 1(n) to PEA #26; Articles Supplementary dated October 11, 1999 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(16) to PEA #29; Articles Supplementary dated December 13, 1999 to Articles of Incorporation which are incorporated herein by reference to Exhibit (a)(17) to PEA #30; and Sections (7) and (11) of Article II,
                           Article VII and Section (3) of Article VIII of Registrant's By-Laws which are incorporated herein by reference to Exhibit 2 to PEA #17.


                  (d)      (1)      Investment Advisory Agreement between
                                    Registrant and The Glenmede Trust Company dated October 25, 1988 is incorporated herein by reference to Exhibit 5(a) to PEA
                                    #17.

                           (2) Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Institutional International Portfolio dated July 31, 1992 is incorporated herein by reference to Exhibit 5(b) to PEA #17.


                           (3) Amendment No. 1, dated September 13, 1994, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) to PEA #17.

                           (4) Supplement dated November 1, 1992, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company, relating to the International Fixed Income and Large Cap Value Portfolios is incorporated herein by reference to Exhibit 5(d) to PEA #17.


                           (5) Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Small Capitalization Value Portfolio (formerly the Small Capitalization Equity Portfolio) dated January 1, 1998 is incorporated herein by reference to Exhibit
                                    (d)(10) to PEA #27.

                           (6) Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Small Capitalization Growth Portfolio is incorporated herein by reference to Exhibit (d)(12) to PEA #31.

                           (7) Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Winslow Capital Management, Inc. relating to the Small Capitalization Growth Portfolio is incorporated herein by reference to Exhibit
                                    (d)(13) to PEA #31.

                           (8) Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and TCW Funds Management, Inc. relating to the Small Capitalization Growth Portfolio is incorporated herein by reference to Exhibit
                                    (d)(14) to PEA #31.

                           (9) Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Core Value Portfolio is incorporated herein by reference to Exhibit
                                    (d)(15) to PEA #31.

                           (10) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Government Cash, Tax-Exempt Cash, Core Fixed Income, Strategic Equity, International and Large Cap Value Portfolios.

                           (11) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Institutional International Portfolio.

                           (12) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Small Capitalization Value Portfolio.

                           (13) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Small Capitalization Growth Portfolio.

                           (14) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Core Value Portfolio.

                           (15) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Sub-Investment Advisory Agreement among Registrant, The Glenmede Trust Company and TCW Investment Management Company (formerly TCW Funds Management, Inc.) relating to the Small Capitalization Growth Portfolio.

                           (16) Assumption and Guarantee dated September 1, 2000 between The Glenmede Trust Company and Glenmede Advisers, Inc. with respect to the Sub-Investment Advisory Agreement among Registrant, The Glenmede Trust Company and Winslow Capital Management, Inc. relating to the Small Capitalization Growth Portfolio.


                  (e)      (1)      Distribution Agreement dated September 10,
                                    1997, between Registrant and ICC
                                    Distributors, Inc. is incorporated herein by reference to Exhibit 6 to PEA #24.


                           (2) Appendix A to Distribution Agreement between Registrant and ICC Distributors Inc. relating to the Small Capitalization Growth and Core Value Portfolios is incorporated herein by reference to Exhibit (e)(2) to PEA #31.


                  (f)      Not Applicable.

                  (g)      (1)      Custody Agreement dated December 13, 1994,
                                    as amended and restated May 1, 1995 between Registrant and The Chase Manhattan Bank,
                                    N.A. is incorporated herein by reference to
                                    Exhibit 8(a) to PEA #17.

                           (2) Amendment dated May 1, 1995 to Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated May 1, 1995 is incorporated herein by reference to Exhibit 8(b) to PEA #17.


                           (3) Amendment to Exhibit A to Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. relating to the Small Capitalization Growth and Core Value Portfolios is incorporated herein by reference to Exhibit (g)(3) to PEA #31.

                  (h)      (1)      Master Services Agreement between Registrant
                                    and Investment Company Capital Corp. dated
                                    July 1, 1995 is incorporated herein by
                                    reference to Exhibit 9(a) to PEA #17.

                           (2) Form of Amended Fee Schedule to the Master Services Agreement is incorporated herein by reference to Exhibit 9(b) to PEA #21.


                           (3) Addendum dated February 17, 2000 to Master Services Agreement among Registrant and Investment Company Capital Corp., The Glenmede Trust Company, Pictet International Management Limited, Winslow Capital Management, Inc. and TCW Investment Management Company.

                           (4) Amended and Restated Shareholder Servicing Plan is incorporated herein by reference to
                                    Exhibit 9(c) to PEA #24.

                           (5) Form of Amended and Restated Shareholder Servicing Agreement is incorporated herein by reference to Exhibit 9(d) to PEA #24.

                           (6) Amended and Restated Shareholder Servicing Agreement and Plan relating to the Small Capitalization Growth and Core Value Portfolios is incorporated herein by reference to Exhibit (h)(5) to PEA #31.


                  (i)      (1)      Opinion of Counsel as to Legality of
                                    Securities Being Registered is incorporated herein by reference to Post-Effective
                                    Amendment No. 25 to the Registrant's
                                    Registration Statement on Form N-1A (Nos.
                                    33-22884/811-5577) as filed with the SEC on December 30, 1997 ("PEA #25").

                           (2) Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i)(2) to PEA #29.

                           (3) Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Exhibit (i)(3) to PEA #30.


                  (j)      (1)      Consent of Drinker Biddle & Reath LLP.

                           (2)      Consent of PricewaterhouseCoopers LLP.

                  (k)      Not Applicable.

                  (l)      (1)      Purchase Agreement between the Registrant
                                    and The Glenmede Trust Company relating to the Emerging Markets Portfolio dated
                                    December 12, 1994 is incorporated by
                                    reference to Exhibit 13(d) to PEA #17.

                           (2) Purchase Agreement between the Registrant and The Glenmede Trust Company relating to the Global Equity Portfolio dated September 16, 1997 is incorporated herein by reference to Exhibit 13(b) to PEA #26.


                           (3) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the Small Capitalization Growth Portfolio is incorporated herein by reference to Exhibit
                                    (1)(3) to PEA #31.

                           (4) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the Core Value Portfolio is incorporated herein by reference to Exhibit (1)(4) to PEA #31.


                  (m)      Not Applicable.


                  (n) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System dated October 24, 1997 is incorporated herein by reference to Exhibit 18 to PEA #24.


                  (p)      (1)     Code of Ethics of The Glenmede Fund, Inc.

                           (2)      Code of Ethics of the Advisor.

                           (3) Code of Ethics of TCW Investment Management Company as Sub-Advisor to the Small Capitalization Growth Portfolio.

                           (4)      Code of Ethics of Winslow Capital
                                    Management, Inc. as Sub-Advisor to the Small
                                    Capitalization Growth Portfolio.

Item 24. Persons Controlled by or Under Common Control with Registrant

         Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Directors.

Item 25. Indemnification

                  Reference is made to Article Ten of the Registrant's Amended and Restated Article of Incorporation, incorporated herein by reference to Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor


                  (a) Glenmede Advisers, Inc.


         Reference is made to the caption of "Investment Advisor" in the Prospectuses in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.

         Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 1998, as well as the capacity in which such person was connected.


                                   Name and Principal
Name and Position                  Business Address                   Connection with
with Investment Adviser            of other Company                   other Company
-----------------------            ------------------                 ---------------
Albert E. Piscopo                  The Glenmede                       Director
                                            Company, N.A.

                                   The Glenmede Trust                 Director
                                            Company of N.J.

                                   Rittenhouse Square                 Director/Board Member
                                            Indemnity Ltd.

                                   Lightport.com                      Director

                                   Community College of               Director
                                            Philadelphia

                                   Opera Company of Philadelphia      Director/Treasurer
                                                                      Chair Finance Committee

                                   Drexel Hill School of              Trustee
                                            The Holy Child

Bruce D. Simon                     The Glenmede Trust                 Director
                                            Company of N.J.

Andrew B. Williams                 The Glenmede Trust                 Director
                                            Company, N.A.
                                   Germantown Friends School          Treasurer

James R. Belanger                  The Glenmede Trust                 Director
                                            Company, N.A.
                                   Rittenhouse Square                 Officer/Board Member
                                            Indemnity, Ltd.
                                   Tilton Family Trust                Co-Trustee
                                   Louis Tilton Rev. Trust            Co-Trustee
                                   United Way Fund Distribution       Member
                                            Committee

James L. Kermes                    The Glenmede Trust Company         Director
                                   The Glenmede Trust                 Director/Chairman
                                            Company, N.A.
                                   The Glenmede Trust                 Director
                                            Company of N.J.
                                   Rittenhouse Square                 Officer/Board Member
                                            Indemnity Ltd.
                                   Association for Investment         Member
                                      Committee Mgt. & Research
                                      Performance Presentation
                                      Standards (AIMR)
                                   Elwyn, Inc. (Glenmede Acct.#       Board Member
                                            Series 0067)


                                   Name and Principal
Name and Position                  Business Address                   Connection with
with Investment Adviser            of other Company                   other Company
-----------------------            ------------------                 ---------------
Mary Ann B. Wirts                  The Glenmede Trust                 First Vice-President
                                            Company, N.A.
                                   Glenmede Advisers, Inc.            First Vice-President
                                   Woodmere Art Museum                Treasurer/Board Member
                                   National Society of Colonial       Asst. Treasurer/Board Member
                                            Dames
                                   Morris Animal Refuge               Trustee
                                            Endowment Fund
                                   The Acorn Club                     Board Member

Robert J. Mancuso                  The Glenmede Trust Company         First Vice-President
                                   Glenmede Advisers, Inc.            First Vice-President

Stephen A. Mozur                   The Glenmede Trust Company         First Vice-President
                                   Glenmede Advisers, Inc.            First Vice-President


Thomas R. Angers                   The Glenmede Trust Company         First Vice-President
                                   Glenmede Advisers, Inc.            First Vice-President

Scott R. Abernethy                 The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Robert C. Benthem deGrave          The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Erik H. Hagar                      The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Frederick B. Herman, III           The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Stephen J. Mahoney                 The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Kimberly C. Osborne                The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Stephen R. Point                   The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Peter W. O'Hara                    The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

William H. Houwen                  The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Anthony K. Iuliano                 The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Rosemarie J. Kane                  The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Laura A. LaRosa                    The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Scott W. McGough                   The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Christopher J. Colarik             The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President


                                   Name and Principal
Name and Position                  Business Address                   Connection with
with Investment Adviser            of other Company                   other Company
-----------------------            ------------------                 ---------------
George F. Foley                    The Glenmede Trust Company         Vice-President
                                   Glenmede Advisers, Inc.            Vice-President

Loretta A. Wise                    The Glenmede Trust Company         Compliance Officer
                                   Glenmede Advisers, Inc.

Andrew E. Fulton                   The Glenmede Trust Company         Investment Officer
                                   Glenmede Advisers, Inc.

Anthony W. Godonis                 The Glenmede Trust Company         Investment Officer
                                   Glenmede Advisers, Inc.

                  (b) Sub-Investment Advisor - Winslow Capital Management, Inc.


         The officers and directors at Winslow Capital Management, Inc. are all active employees of the firm. None of the directors or officers has any other business, profession, vocation or employment outside of the firm. All of the directors and officers have been in the investment management business for at least the last ten consecutive years.

                  (c) Sub-Investment Advisor - TCW Investment Management Company

                  The list required by this Item 26 of the activities and affiliations of the officers and directors of TCW Investment Management Company is incorporated by reference to Schedules A and D of Form ADV filed by TCW Investment Management Company pursuant to the Investment Advisers Act of 1940. In addition to the Funds, TCW Investment Management Company serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the Investment Company Act of 1940 and to a number of foreign investment companies.

Item 27. Principal Underwriters


                  (a) In addition to The Glenmede Fund, Inc., ICC Distributors, Inc. ("ICC Distributors") currently acts as distributor for The Glenmede Portfolios, BT Investment Funds, BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Flag Investors Funds, Inc.(formerly known as Deutsche Funds, Inc.), Flag Investors Portfolios Trust (formerly known as Deutsche Portfolios) and Morgan Grenfell Investment Trust. ICC Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.



                  (b)

Name and Principal         Position and Offices               Position and Offices
Business Address           with Principal Underwriter         with Registrant
------------------         --------------------------         ---------------
John Y. Keffer             President                          None
David I. Goldstein         Secretary                          None
Benjamin L. Niles          Vice President                     None
Nanette K. Chern           Chief Compliance Officer           None
Ronald H. Hirsch           Treasurer                          None
Marc D. Keffer             Assistant Secretary                None
Federick Skillin           Assistant Treasurer                None

                  (c) Not Applicable.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:


                  (1)      Glenmede Advisers, Inc.
                           One Liberty Place
                           1650 Market Street, Suite 1200
                           Philadelphia, Pennsylvania 19103
                              (records relating to its functions as
                              investment advisor)

                  (2)      The Chase Manhattan Bank, N.A.
                           One Chase Manhattan Plaza
                           New York, New York 10081
                           (records relating to its functions as custodian)

                  (3)      Investment Company Capital Corp.
                           One South Street
                           Baltimore, Maryland 21202
                           (records relating to its functions as
                               administrator, transfer agent
                               and dividend disbursing agent)

                  (4)      ICC Distributors, Inc.
                           Two Portland Square
                           Portland, Maine  04101
                           (records relating to its functions as distributor)

                  (5)      Drinker Biddle & Reath LLP
                           One Logan Square
                           18th & Cherry Streets
                           Philadelphia, Pennsylvania  19103-6996
                           (Registrant's minute books)

                  (6)      Winslow Capital Management, Inc.
                           4720 IDS Tower
                           80 South Eighth Street
                           Minneapolis, Minnesota  55402
                               (records relating to its functions as
                               sub-investment advisor to the Small
                               Capitalization Growth Portfolio)

                  (7)      TCW Investment Management Company
                           865 South Figueroa Street
                           Los Angeles, California  90017
                              (records relating to its functions as
                              sub-investment advisor to the Small
                              Capitalization Growth Portfolio)

Item 29. Management Services

                  Not applicable.

Item 30. Undertakings.

                  (a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of directors, and the Registrant will assist in shareholder communications as required by Section 16(c) of the Act.

                  (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 32 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 28th day of February, 2001.

                             THE GLENMEDE FUND, INC.

                                             By     /s/ Mary Ann B. Wirts
                                                   ---------------------------
                                                   Mary Ann B. Wirts
                                                   President and Chief
                                                   Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 32 to the Registration Statement of The Glenmede Fund, Inc. has been signed by the following persons in the capacities and on the date indicated.

         Signature                         Title                     Date
         ---------                         -----                     ----

* John W. Church                        Chairman             February 28, 2001
----------------------------
John W. Church, Jr.


/s/ Mary Ann B. Wirts                   President and        February 28, 2001
----------------------------            Chief Executive
Mary Ann B. Wirts                       Officer


* H. Franklin Allen                     Director             February 28, 2001
----------------------------
H. Franklin Allen, Ph.D.


* Willard S. Boothby                    Director             February 28, 2001
---------------------------
Willard S. Boothby, Jr.


* Francis J. Palamara                   Director             February 28, 2001
----------------------------
Francis J. Palamara

* G. Thompson Pew, Jr.                  Director             February 28, 2001
----------------------------
G. Thompson Pew, Jr.


/s/ Kimberly C. Osborne                 Executive Vice       February 28, 2001
----------------------------            President and
Kimberly C. Osborne                     Treasurer




*By:  /s/ Michael P. Malloy
     ------------------------------------
     Michael P. Malloy, Attorney-in-fact

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney


         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 23, 2000.


                                           /s/ H. Franklin Allen, Ph.D.
                                           ----------------------------
                                               H. Franklin Allen, Ph.D.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney


         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 28, 2000.

                                            /s/  Willard S. Boothby, Jr.
                                            ----------------------------
                                               Willard S. Boothby, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney


         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 29, 2000.

                                            /s/  Francis J. Palamara
                                            -------------------------
                                                 Francis J. Palamara

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney


         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 21, 2000.

                                            /s/  G. Thompson Pew, Jr.
                                            --------------------------
                                              G. Thompson Pew, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney


         I hereby appoint Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as the Chairman and a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on January 21, 2000.

                                            /s/   John W. Church, Jr.
                                            --------------------------
                                            John W. Church, Jr.

                                  EXHIBIT INDEX


Exhibit No.



         (d)      (10)     The Assumption and Guarantee relating to the
                           Investment Advisory Agreement for the Government
                           Cash, Tax-Exempt Cash, Core Fixed Income, Strategic
                           Equity, International and Large Cap Value
                           Portfolios.

                  (11) The Assumption and Guarantee relating to the Investment Advisory Agreement to the Institutional International Portfolio.

                  (12) The Assumption and Guarantee relating to the Investment Advisory Agreement to the Small Capitalization Value Portfolio.

                  (13) The Assumption and Guarantee relating to the Investment Advisory Agreement to the Small Capitalization Growth Portfolio.

                  (14) The Assumption and Guarantee relating to the Investment Advisory Agreement to the Core Value Portfolio.

                  (15) The Assumption and Guarantee relating to the Sub-Investment Advisory Agreement to the Small Capitalization Growth Portfolio.

                  (16) The Assumption and Guarantee relating to the Sub-Investment Advisory Agreement to the Small Capitalization Growth Portfolio.

         (h)      (3)      Addendum to Master Services Agreement.

         (j)      (1)      Consent of Drinker Biddle & Reath LLP.

                  (2)      Consent of PricewaterhouseCoopers LLP.

         (p)      (1)      Code of Ethics of The Glenmede Fund, Inc.

                  (2)      Code of Ethics of the Advisor.

                  (3) Code of Ethics of TCW Investment Management Company as Sub-Adviser to the Small Capitalization Growth Portfolio.

                  (4) Code of Ethics of Winslow Capital Management, Inc. as Sub-Adviser to the Small Capitalization Growth Portfolio.